Exhibit 10.18

EXECUTION COPY

STEVEDORING AND TERMINAL SERVICES AGREEMENT

Agreement dated May         , 2004 (but not effective until the 11th day of December, 2004, the “effective date”) between Horizon Lines, LLC, a Delaware limited liability company (“HL”), Horizon Lines of Alaska, LLC (“HL Alaska”) (for the purposes of this Agreement, HL and HL Alaska shall be considered individually and collectively as “Carrier” and each shall be jointly and severally liable for the obligations of “Carrier” hereunder), and APM Terminals, North America, Inc, a Delaware corporation (on behalf of and for the benefit of itself and its terminal operating subsidiaries, “Contractor”).

WHEREAS, Carrier is in the business of carriage of goods by sea and, specifically, carriage of goods by vessel with service between ports in the U.S. and Alaska, Guam, Hawaii, and Puerto Rico; and

WHEREAS, Carrier desires to arrange for the port and terminal services described herein and which are to be rendered at the Port Elizabeth, New Jersey, Jacksonville, Florida, New Orleans, Louisiana, Houston, Texas, Los Angeles, California, Oakland, California and Tacoma, Washington; and

WHEREAS, Contractor is willing to provide such port and terminal services are described herein:

W I T N E S S E T H :

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Carrier and Contractor agree as follows:

1.	Definitions

As used herein or in the Appendices, the following terms shall have the following meanings:

“Ad Valorem” means high value cargo carried by Carrier at other than the normal ocean freight rates in Carrier’s tariff or published rates.

“Base Lift Rate” shall have the meanings described in Appendix II, section 1 in respect to each terminal.

“Cargo” means articles of any kind whatsoever, transported or to be transported in a container.

“Carrier’s Representative” means the individual and his staff appointed by Carrier to represent Carrier’s interest in the Terminals.

“Container” means any standard ISO Container 20’, 40’ or 45’ in length, 8’ in width and 8’6”/9’6” in height, including, e.g., flatracks, platforms, reefer and tank, with ISO-recommended lifting arrangements and consistent with the safety requirements of CSC (Convention for Safe Containers) plates, and which can be handled by means of a spreader.

“Container Yard” means the enclosed area within the confines of the terminal used for storage of container and chassis prior to vessel’s loading or subsequent to vessel’s discharge.

“Demurrage” means a charge assessed against a container with cargo and non-containerized cargo remaining in or on the Terminal after the expiration of free time.

“Detention” means Longshoremen and other ILA/ILWU employees’ non-productive time caused by weather delays, equipment failure, any violations of state and/or federal safety, health & environmental law, rule or regulations existing on board Carrier’s vessels or other factors beyond Contractor’s control.

“Free Time” means the specified period during which a container with cargo and non-containerized cargo may occupy space assigned to it in the Terminal free of demurrage immediately prior to loading of such cargo on the vessel or immediately after discharge of such cargo from a vessel onto the terminal.

“Guarantee” means when persons must be paid for a minimum working period in accordance with contractual labor agreements.

“Jones Act Business” means Carrier’s business of providing containerized ocean transportation services by sea vessel for cargo solely between points in the United States, including any points in the contiguous 48 states, and any point in Alaska, Hawaii, Puerto Rico and Guam (including Saipan, the Northern Marianas and the Federated States of Micronesia (the “Jones Act Points”)).

“Lift” means the loading or discharging of an ISO standard container, or other equipment owned or leased by Carrier or covered by Carrier’s Bill of Lading using a standard container crane spreader. For the purposes of determining and billing lift charges under this Agreement, transfer and/or handling of “Supporting Equipment” defined below shall be excluded from the definition of a Lift.

“Mixed Jones Act Business” means Carrier’s business of providing containerized ocean transportation service and services incidental thereto between (a) the Bahamas or the Dominican Republic and the Terminal located in Jacksonville, Florida, and (b) the service contemplated by the TP1 service in the TP1 Agreement between A.P. Moller-Maersk A/S and Carrier dated the same date stated above.

The phrase “negative financial impact” whenever used herein or in the Appendices in reference to Carrier’s activity at a particular Terminal, shall mean a material negative financial impact in regards to Carrier’s overall activity at that Terminal.

“Out of Gauge/Heavy Lift Cargo” means cargo or container that cannot be lifted with the standard container spreader.

“Powerpack” means a portable multi plugged diesel powered electric generator that is used to provide ship board power to refrigerated containers.

“Penalty Cargo” means any cargo which has been damaged, not limited to fire, water or fuel oil, which is handled under distress conditions the result of which precludes the handling of cargo by usual and conventional methods and requires labor to be paid at penalty/distress wages.

“Restow” means discharging a container from vessel and reloading container on same vessel during same vessel stay

“Shift” means moving a container from one position on vessel to another position on vessel within same bay.

“Standby” means longshoremen and other ILA/ILWU employees’ non-productive time caused by the vessel’s late arrival.

“Standby for Cargo” is a Detention that will be charged to Carrier when gangs are idle due to awaiting Containers to load on a Vessel. Standby for Cargo shall not be charged for the portion of the idle time that is within the control of Contractor.

“Stevedoring Gang” means the ILA/ILWU labor unit consisting of hatch bosses, drivers, holdmen, checkers and dock laborers hired as a unit for the performance of stevedoring services.

“Supporting Equipment” means hatch covers, lashing frames, twistlock boxes, powerpacks, tank container supporting powerpack and stacking frames.

“Terminal” means the entire area leased, licensed or owned by Contractor or its affiliates in the locations listed in exhibit A where services are rendered under this Agreement and any other container handling facility at a separate site that is operated by Contractor in combination with or as a part of the main terminal area and includes for each Terminal any successor “Terminal” thereto.

“Terminal Territory” is defined in Section 2(b).

“Transshipment” means the discharge of a container by the Contractor from one Vessel and subsequently loading of the container by the Contractor to the second Vessel at the same facility.

“Vessel” means cellularized vessel owned or chartered by Carrier on a bareboat, time, voyage, slot, vessel sharing, or space basis.

“Vessel’s Bill of Lading” means a transferable or non-transferable receipt issued by Carrier evidencing either title to, or possession of, goods and terms under which goods are carried by such Carrier.

“Working Procedures Manual” means the written manual used to describe terminal operating procedures for each Terminal. The Working Procedures Manual shall contain provisions generally applicable to all the Terminals as well as provisions specific to each Terminal.

2.	Scope of Agreement; Exclusivity; Right of First Offer

(a) This Agreement shall govern the loading and discharging of Carrier’s Vessels and the receiving and delivery of Containers and Cargo, and such other services as may be required by Carrier in connection with same.

(b) For any Cargo transported on a Vessel that needs to call a terminal located in the respective territories listed in Exhibit A (each a “Terminal Territory”), Carrier shall guarantee to Contractor to move such Cargo through a Terminal located in a Terminal Territory. Such Cargo described above shall be considered “Guaranteed Cargo”. If Carrier’s business that formerly constituted Cargo transported on a Vessel is no longer being transported on a Vessel but is instead being transported on a vessel owned or chartered (on a bareboat, time, voyage, slot, vessel sharing or space basis) by an entity that directly or indirectly (through either one transaction or a series of transactions) acquires an interest in Carrier, its assets or contract rights, Carrier shall remain liable for the failure of such Cargo that needs to be handled in a Terminal Territory to be guaranteed and offered to Contractor as provided above, as if such Cargo constitutes Guaranteed Cargo. Carrier agrees that Contractor shall have the exclusive right to provide the Carrier the Terminal Services or Stevedoring Services described in Sections 4 and 5 herein (the “Services”) in respect to the Guaranteed Cargo. If Guaranteed Cargo is not offered to Contractor, Carrier shall be liable to Contractor for liquidated damages equal to *** per Container of Guaranteed Cargo not offered to Contractor in addition to the other remedies provided herein including further damages. Contractor may accept or reject Guaranteed Cargo in its sole discretion by providing Carrier with a written response within fifteen (15) calendar days after Carrier provides Contractor written notice that Guaranteed Cargo needs to be transported to the Terminal Territory; provided however, that containerized municipal waste transported by Carrier pursuant to a joint venture, charter or transportation service contract shall not constitute Guaranteed Cargo.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

(i) If any portion of Guaranteed Cargo is transported on a Vessel which is moving pursuant to Carrier’s Jones Act Business or Mixed Jones Act Business and Contractor accepts the Guaranteed Cargo offered, Contractor shall provide Carrier the Services at the rates described in the Appendices to this Agreement and Carrier must exclusively use the relevant Terminal for such Guaranteed Cargo even if only a portion of the relevant Vessel is carrying such Guaranteed Cargo.

(ii) If Guaranteed Cargo is moving pursuant to any current or future business of Carrier other than Carrier’s Jones Act Business or Mixed Jones Act Business and Contractor accepts such Guaranteed Cargo, the parties shall negotiate higher rates for the Services than provided in the Appendices herein. If the parties cannot mutually agree to such higher rates within fifteen (15) days after Carrier has provided Contractor notice of such Guaranteed Cargo (“Notice of International Cargo”), either party may request that an independent consultant experienced in international container shipping and terminal services in the Terminal Territory propose a rate based on the market value for similar services being offered within close proximity to the relevant Terminal for Cargo and volumes equivalent to those offered by Carrier. The parties shall agree to such independent consultant within thirty (30) days after Contractor receives the Notice of International Cargo. If parties can not agree to an independent consultant within the thirty (30) days described above, then by default the parties will use an independent national accounting firm as an independent consultant. If the parties are unable to agree on an international accounting firm, then each party will promptly select one such firm and these two firms shall promptly select a third such firm to be the independent consultant. The independent consultant shall propose a rate within sixty (60) days of the Contractor receiving the Notice of International Cargo. If such independent consultant proposes a rate which is higher than the last rate proposed by Carrier, then Carrier shall be bound to accept that rate and Contractor shall pay the reasonable fees of the independent consultant. If the independent consultant proposes a rate that is lower than the last rate proposed by the Contractor, Contractor may reject the rate and Carrier shall pay the reasonable fees of the independent consultant. If Contractor rejects this rate, Carrier may move such Guaranteed Cargo through other terminals located in the Terminal Territories that are not operated by Contractor or its affiliates; provided that if a Vessel is also carrying Guaranteed Cargo moved pursuant to Carrier’s Jones Act Business or Mixed Jones Act Business and Contractor has accepted such Guaranteed Cargo, such Vessel must discharge/load such Cargo moved pursuant to Carrier’s Jones Act Business or Mixed Jones Act Business at the relevant Terminal.

(c) If Contractor intends to offer a terminal berth window to another ocean carrier engaged solely in the Jones Act Business or the Mixed Jones Act Business (other than any affiliate of Contractor), Contractor shall, subject to preserving the identity of such carrier, notify Carrier in writing of such berth window. If Carrier notifies Contractor in writing within five business days that it will take that berth window, then Contractor shall offer such berth window to Carrier. If Carrier does not provide such notice in writing within five business days, Contractor may offer such berth window to the other carrier.

(d) If Contractor intends to offer the Tuesday, second shift berth window at Pier 400, Port of Los Angeles to any ocean carrier (other than affiliate of Contractor), Contractor shall, subject to preserving the identity of such carrier, notify Carrier in writing of such availability. If Carrier notifies Contractor in writing within five business days that it will take that berth window, then Contractor shall offer such berth window to Carrier. If Carrier does not provide such notice in writing within five business days, Contractor may offer such berth window to the other carrier.

(e) Contactor acknowledges and agrees that if Contractor provides services similar to the services of a direct competitor of the Carrier whose primary business is the Jones Act Business at rates more favorable in the aggregate than those paid by Carrier, Contractor shall, subject to confidentiality of the identity of the competitor, (i) notify Carrier of the rates charged to such competitor and (ii) provide such rates to Carrier on a going-forward basis.

3.	Term and Termination

(a) This Agreement shall be in force and effect as of the date hereof (the “Effective Date”) and shall terminate, without any further notice required, on December 10, 2007 unless sooner terminated pursuant to the provisions herein. The parties may mutually agree to extend the contract for two additional one year periods or one two-year renewal by providing written notice thirteen (13) months prior to the end of the current contract period.

(b) In the event any Terminal is destroyed or damaged to an extent preventing Contractor from fulfilling its obligations at such Terminal or a reasonably suitable substitute Terminal under this Agreement for greater than thirty (30) days or if other incidents (through no material fault of Contractor) prevent Contractor from fulfilling its obligations for said period of time, Carrier or Contractor shall have the right to terminate this Agreement forthwith with respect to such Terminal.

4.	Stevedoring Services

(a) Contractor agrees to provide the stevedoring and terminal services described in Appendix I hereto (“Terminal/Stevedore Services”).

(b) Carrier agrees to compensate Contractor for Stevedoring Services in accordance with the rates in Appendix II hereto.

(c) Carrier agrees to compensate Contractor for labor for extra services and equipment required in connection therewith (“Extra Stevedoring Services”). Extra Stevedoring Services will be billed at the rates provided in the attached Appendix II hereto.

5.	Terminal Services

(a) Contractor agrees to provide the following terminal related services as described in Appendix 1 hereto (“Terminal/Stevedore Services”).

(b) Carrier agrees to compensate Contractor for Terminal Services in accordance with the rate or rates in the attached Appendix II hereto.

(c) Carrier agrees to pay for extra labor Terminal services (“Extra Terminal Services”) at rates as provided in the attached Appendix II hereto.

6.	Written Guarantees; Working Procedures Manual

(a) The rates contained in Appendix II hereto, shall be adjusted on October 1st of each calendar year for East Coast/Gulf Terminals and on April 1st and July 1st of each calendar year for West Coast Terminals, (retroactively, if applicable) by any documented increase or decrease caused by collective bargaining Agreements or similar agreements such which may apply on a retroactive basis. This adjustment will be made to the labor portion of all rates.

(b) Rates for services not otherwise specified in Appendix II hereto or for services requested by Carrier and provided by Contractor but for which mutual agreement upon a rate has not been reached will be at Contractor’s Terminal Tariff in the port where services are rendered. If service not specified in Terminal Tariff then services will be charged at Contractor’s extra labor rates plus equipment and materials at cost plus ***.

(c) Carrier and Contractor agree that the Working Procedures Manual for Oakland attached hereto as Appendix IV shall be used to support and describe the terminal operating procedures used in the Terminal location at Oakland and is hereby incorporated by reference. The parties agree to use this Working Procedures Manual as a model for developing a Working Procedures Manual for the other Terminals, subject only to changes necessitated by the specific conditions applicable to such other Terminal. The parties shall finalize Working Manual Procedures for all terminals no later than ninety (90) days after the date of this Agreement. Any subsequent changes to any Working Procedures Manual applicable at any Terminal shall be signed in writing by both parties and shall not be deemed to modify any term of this Agreement other than the Working Procedures Manual terms.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

7.	Detention, Guarantee and Standby

If Contractor’s employees are unable to work a Vessel resulting in Standby, Guarantee and/or Detention (as defined in Section I hereof), or if Contractor’s employees must be paid for minimum working periods in accordance with prevailing contractual labor agreements, then such idle time will be charged to the Carrier by Contractor at the detention rates and/or guarantee rate set forth in the annexed Appendix II. On Vessels, once work has commenced, Contractor will charge for the entire duration of all specified detentions in Appendix II at detention rates as per the annexed Appendix. Carrier shall be responsible for such amounts regardless of whether such idle time might be directly or indirectly attributed to an act of Force Majeure (described in Section 18).

8.	Safety/Regulatory

(a) Contractor agrees to maintain a safe working area on the pier in accordance with applicable federal, state or local labor, transport and environmental laws and regulations pertaining to worker and workplace safety (“Regulations”).

(b) In order to comply with 8(a), supra, Contractor may inspect the Vessel work areas and Gear to determine that all Regulations applicable to such areas and equipment have been satisfied.

(c) All idle time incurred by Contractor as a result of violations of any Regulations onboard Vessels will be charged to Carrier at the detention rate detailed in Section 7 hereof.

(d) Carrier agrees that it shall be liable for, and will indemnify and hold Contractor harmless from, all fines, fees or expenses whatsoever imposed upon or incurred by the Contractor for any violations whatsoever of any rule, regulation or law caused by any condition otherwise within Carrier’s control.

(e) Carrier agrees to provide for Contractor’s inspection, prior to the commencement of cargo operations, valid registers and certificates applicable to all Gear (upon reasonable notice) and as required under applicable Regulations. In accordance with such regulations and all other applicable regulations:

(i) Carrier certifies that all Containers which are being transported pursuant to a Vessel’s Bill of Lading shall at all times be properly documented with correct weights and shall be, in the case of house-to-house moves, tendered for transport in the manner provided for under federal law;

(ii) Carrier warrants that all Containers under his control, and to be handled under the terms of this contract, shall at all times be in conformance with the Convention for Safe Container (CSC);

(iii) Carrier agrees that its chassis shall at all times be maintained in good working order to accommodate Carrier’s Containers and meet all licensing and safety standards as promulgated by state, local or federal governments or agencies thereof; and

(iv) Carrier agrees that shipment delays, charges and/or costs, including any civil fines, associated with non-compliance with the terms of this paragraph shall be the responsibility of Carrier.

(v) Carrier agrees that all Vessels are fitted with automatic twistlocks in good working order.

(f) Carrier agrees that, with respect to its Containers laden with labeled and/or (hazardous) cargoes, which are being transported pursuant to Carrier’s or Vessel’s Bill of Lading, Carrier shall ensure that such shipments are documented, labeled, and secured in accordance with current Department of Transportation (DOT) for domestic freight requirements and International Maritime Organization (IMO) for international freight requirements appearing in the International Maritime Dangerous Goods Code and, when such Containers are to be offered for transport within the transportation infrastructure of the United States, in accordance with current regulations promulgated under any governmental authority with jurisdiction over same.

(g) Contractor warrants that it shall maintain and bear the costs associated with current and valid registration for hazardous goods handling and storage, as required by regulations promulgated under the authority of applicable federal, state and local laws and ordinances; and

(h) Contractor and Carrier agree that all incurred costs associated with non-compliance with the terms of (f) and (g) of this paragraph shall be borne exclusively and individually (but not jointly) by the party defaulting on such terms.

(i) Carrier shall maintain or shall cause to be maintained its Vessels and their equipment, appurtenances, gear and machinery in a fit condition in accordance with its Vessels’ respective classification, society and extensions to class certificates and, if requested by Contractor, shall supply copies or confirmation of P & I insurance or evidence of self-insurance, which copies, confirmation or evidence shall be reasonably acceptable to Contractor. Carrier’s masters, crew and agents shall exercise due care when mooring, departing, occupying or navigating in the vicinity of a Terminal.

9.	Insurance

Contractor shall carry and maintain insurance coverage, and shall furnish to Carrier’s Representative certificates or copies of policies evidencing such insurance, as set forth below:

(a) Workers’ compensation insurance and insurance required under the Longshoremen and Harbor Workers Act for its employees as is required by all applicable Federal and State laws.

(b) Comprehensive General Liability Insurance in an amount of USD $10,000,000.00 with respect to any one occurrence.

10.	Damage to Vessels; Damage to or Loss of Cargo; Injury or Death of Employee; Indemnification

(a) Contractor shall be liable for damage to Carrier’s vessels and its equipment attributed to Contractor’s proportionate share of negligence that is proven. When such alleged damage occurs to the Vessel or its equipment, the Vessel’s officers or its authorized representatives will bring the specific alleged damage or loss to the attention of Contractor before the vessel sails, in writing. Contractor’s liability in such circumstances shall be limited to the physical damage to Carrier’s vessel.

(b) Contractor shall be liable for damage to or loss of cargo attributed to Contractor’s proportionate share of negligence that is proven; however, Contractor’s liability to Carrier or any cargo interests shall be limited to the limitations in the Ship’s Bill of Lading (as defined in Section I hereof) and shall not exceed the cost of such cargo paid by Carrier. The Carrier agrees that it shall insert a Himalaya Clause into the Ship’s Bill of Lading by which all defenses, exceptions, limitations of liability and other rights of Carrier shall be extended to Contractor subject to applicable laws.

(c) Contractor shall be liable for damage to Carrier’s containers as the result of Contractor’s proportionate share of negligence that is proven.

(d) Contractor shall not be held responsible for claims resulting from disappearances, misdelivery or misreceipt of cargo except when occasioned by willful misconduct or gross negligence on the part of Contractor’s employees engaged in the delivery, receiving, watching, or storing of such cargo. Claims that result from proven fraud or gross negligence on the part of Contractor’s employees engaged in the delivery, receiving, watching or storing of cargo are limited to the limitations in the Ship’s Bill of Lading.

(e) In no event shall Contractor be liable to Carrier or any third party for special, punitive, or consequential damages of any kind whatsoever, it being the express intention of Contractor and Carrier that recovery of any such damages is prohibited with respect to claims arising from or related to this Agreement.

(f) Contractor will accept responsibility for reasonable care and control of cargo, containers and equipment while on the Terminals; however, Contractor assumes no liability for the delivery or receipt of cargo, containers or equipment based upon delivery or receiving papers subsequently found to be fraudulent or stolen.

(g) Carrier agrees to include Contractor as an express beneficiary of the limitation of liability provisions of all contracts of carriage or contracts of affreightment, as evidenced by the Ship’s Bill of Lading and/or passenger tickets, entered into by Carrier during the effective period of this Agreement and to extend to Contractor the coverage of the Carriage of Goods by Sea Act of the United States (“COGSA”) to the periods of time prior to loading and subsequent to discharging while the cargo is in the custody of Carrier or its agents or other contractors, including Contractor. In the event that the shipper shall declare the value of the goods in a particular instance, and such value shall be noted on the face of the bill of lading issued by Carrier to cover such goods, and shipper shall pay or promise to pay extra freight charges to induce Carrier to increase the limit of its liability to the declared amount, then, and in each such event, prior to the limit of its liability to the declared amount, then, and in each such event, prior to the limit of Contractor’s liability being similarly increased, Carrier shall:

(i) Notify Contractor, in advance and in writing of Carrier’s intention to reimburse Contractor for the cost of obtaining increased insurance to cover the additional risk imposed upon Contractor in such case; or

(ii) Indemnify Contractor against any liability in excess of USD *** per package thereby imposed upon Contractor.

(h) Contractor is relieved of all liability to Carrier for all claims for cargo loss, delay, damage or shortage of any nature or description unless suit is brought or arbitration proceedings are initiated within one (1) year from the date of the alleged wrongdoing. This one (1) year period also includes suits for indemnity by Carrier for payments paid or faced, including subrogation claims and no extension of time for suit by Carrier, its interests, or any interests given to a third party, shall extend this one (1) year period against Contractor, unless agreed to in writing by the Contractor.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

11

(i) Contractor shall upon Carrier’s instructions take whatever practical precaution Carrier directs to protect perishable cargo while on the terminals. Contractor shall not be liable for:

(i) The condition of non-containerized perishable cargo or for any damage to said cargo resulting from temperature changes or conditions, or any claims resulting there from unless caused by Contractor’s sole negligence; and

(ii) The maintenance of temperatures or the condition of containerized cargo while containers are under refrigeration, unless caused by Contractor’s sole negligence.

(j) Carrier agrees that in the event any employee of the Contractor, or anyone otherwise entitled to recover damages by reason of injury to or death of such employee, brings an action for damages in accordance with Section 5(b) and 33 of the Federal Longshoremen’s and Harbor Workers Compensation Act, as amended, 33 U.S.C.§§ 905(b) and 933, then the Contractor, to the extent prohibited by 33 U.S.C. § 905(b), shall not be directly liable or indirectly liable to the Carrier or its vessel, underwriters, managers, or operators for such damages claimed and recovered by the employee or such other persons.

(k) Carrier will indemnify, hold harmless and defend Contractor, its officers, agents and employees, its affiliates and subsidiaries, and their officers, agents and employees, its affiliates and subsidiaries, and their officers, agents and employees against and from any costs, suits, judgments, losses and expenses for injury or death of any person, or for damage to the property of any person, caused by or resulting from any act or omission of the Carrier or of its employees, agents or subcontractors.

(l) Carrier agrees that it is liable for the cost to repair any damage to any Contractor, dock, equipment, and any other items to the extent caused by any negligence, act or omission or default of Carrier connected in any way whatsoever with Carrier’s Equipment or cargo. Contractor has the right to hire a contractor to perform any such repair or replacement and Carrier agrees to remain solely liable and to indemnify Contractor for all such costs Contractor may reasonably incur.

(m) Such losses or damages without limitation, punitive damages, under this Agreement shall not include consequential losses or damages, such losses or damages being expressly excluded as non-recoverable under the terms of this Agreement.

(n) Contractor shall indemnify Carrier for damages for which Carrier is held liable under any other agreement between Carrier and any parent, subsidiary, division, affiliate or other entity owned, in whole or in part, in common with Contractor if a court or arbitration panel determines that Contractor’s actions were the sole cause of such liability with no fault by Carrier.

11.	Overtime

Carrier agrees to compensate Contractor for the additional costs incurred during Overtime Hours in accordance with the attached Appendix II.

12.	Escalation

(a) The Base Lift Rate for any Terminal shall be adjusted (1) in the event of man hour rate decreases or increases or man hour assessment decreases or increases pursuant to applicable labor contracts, such adjustments shall be applied when incurred (2) wharfage decreases or increases based on percentage based on changes to published Port Authority tariffs (applies to Oakland and Los Angeles only) and (3) for non labor items based on the Consumer Price Index-Urban that for the most recently published 12 months; provided however that in no event shall the Base Lift Rate for such Terminal exceed *** in a specific year, unless required union labor wages on a port/industry basis result in an annual Base Lift Rate increase exceeding *** in a specific year, then such extraordinary increase will on an exceptional basis be applied to the Base Lift Rate. Appendix V attached states the breakdown of the lift rate applicable to (1), (2), and (3) above. Item (3) will be applied for the West Coast Terminals annually on July 1st of each year and for the East Coast/Gulf Terminals annually on October 1st of each year.

Any adjustments proposed by either party shall be submitted to the other party together with all necessary or appropriate supporting documentation available to such party detailing basis for such adjustments.

All other rates shall be adjusted (i) in the event of man hour rate decreases or increases or man hour assessment decreases or increases pursuant to applicable labor contracts, such adjustments shall be applied when incurred and (ii) for non labor items based on the Consumer Price Index-Urban that for the most recently published 12 months or 5 percent which ever is lower. Appendix III attached states the percentage breakdown of (i) and (ii) above per cost item. Item (ii) will be applied for the West Coast Terminals annually on July 1st of each year and for the East Coast/Gulf Terminals annually on October 1st of each year.

(b) For the Terminals located in Los Angeles, Oakland and Tacoma, the adjustments for the ILWU labor portion of the rates shall be calculated using the PMA weighted average cost estimate for the West Coast. This estimate is calculated by averaging the sum of the man hour rate and man hour assessment rates for each by skill category (long shore, clerk, and foreman) and weighting it by the percentage of Port Total hours paid in each skill category for the immediately prior annual period. The PMA publishes Port

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Hours, Wages, and Tonnage Data in its annual report issued each April. The proposed weighted average cost estimate is then compared to the current weighted average cost estimate to determine the percentage decrease or increase. Appendix VI attached contains the worksheet to be used to calculate the percentage decrease or increase.

(c) For the Terminals located in Port Elizabeth, Jacksonville, New Orleans and Houston, the adjustments for the ILA labor portion of rates shall be calculated on a port by port basis using the man hour rate and man hour assessment rate for each location. Appendix VI attached contains the worksheet to be used to calculate the percentage decrease or increase.

13.	Proprietary Information

Contractor agrees not to make use of any shipping, commercial, financial or other data relating to the operations of the Carrier or Cargo handled by the Contractor for Carrier under this Agreement except as necessary to carry out Carrier’s obligations under this Agreement or as may be otherwise required by law. Carrier and Contractor further agree not to make use of or disclose to third persons (not including affiliates of either party) the terms of this Agreement and/or the rates, or calculation of rates, in conjunction with this Agreement without the prior written consent of the other party, except where such information is required to be disclosed by law.

14.	Miscellaneous

(a) When Penalty Cargo as defined in the existing ILA/ILWU Agreement is loaded or discharged, Penalty Rate Differentials will be owed by, and invoiced to, the Carrier separately at cost plus ***.

(b) When handling cargo damaged by fire, water, oil, etc., or when such conditions cause distress or noxious conditions and in all other cases where Contractor’s employees are called upon to handle cargo under distressed conditions, Contractor’s charges are to be based on cost plus *** in lieu of the rates specified herein, together with the cost of any equipment of Contractor destroyed and/or damaged as a result of such handling, and the cost of using or purchasing any equipment which may be required for the protection of Contractor’s employees. In addition, charges for Terminal Services shall be assessed against such cargo in accordance with the attached Appendices and shall be paid by the Carrier. The full cost of removal of such cargo from the Terminal shall be paid by Carrier.

(c) If the condition of cargo in packages is other than in customary good order, thereby delaying prompt handling, Contractor may adjust the rates herein specified to accommodate its increased cost in handling the cargo.

(d) Ammunition, Explosives, other than Class “C”, and Radioactive (Class 7) are not covered by the terms of this Agreement.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

(e) Assignment and Responsibility.

(i) Neither party may assign all or part of its rights and obligations under this Agreement without the prior written consent of the other Party. Should that consent be given it shall not affect any existing responsibilities and obligations under this Agreement, unless otherwise agreed.

(ii) This Agreement shall survive a change of control in the ownership of Carrier or a change of ownership of Carrier’s Vessels and assets and Contractor shall have the right to terminate this Agreement if such change of control in any way affects the performance of the Carrier, its successor(s) or the use of the Carrier’s Vessels under this Agreement. Carrier shall not engage in a change of control or disposition of assets that would effect the performance of Carrier or its successors or assigns hereunder.

(f) Severability. Should any part, term or provision of this Agreement be declared by the courts or other competent authority to be illegal or in conflict with any law or against public policy the remainder of the contract shall be in effect.

(g) Waiver. No waiver by either Party or the authority of any covenant or condition of this Agreement shall be construed as a waiver of any other covenant or condition, nor shall a waiver of any one breach or notice provision be construed as a waiver of any other or subsequent breach or notice requirement.

(h) Modifications. This Agreement and the Appendices annexed hereto, constitutes the full Agreement between the Parties hereto with respect to the subject matter. This Agreement may only be amended or extended by an instrument in writing signed by duly authorized representative of each Party.

(i) Free Time and Demurrage as defined in Section I hereof will be levied in accordance with Appendix II.

(j) Carrier represents and warrants that its Vessels are entered and shall remain entered in a Protection and Indemnity association for the duration of this Agreement, and that each Vessel shall carry onboard its Vessels a valid U.S. Certificate of Financial Responsibility as required under the U.S. Federal Water Quality Act of 1970 or the U.S. Oil Pollution Act of 1990 and amendments thereto.

(i) Carrier represents that it will fully comply with all federal environmental rules and regulations, and any local environmental rules and regulations, relating to the carriage of hazardous substances, hazardous materials hazardous wastes, and petroleum products at the Port(s) covered under this contract;

(ii) Carrier hereby subscribes to and binds itself, its successors and assigns to each and every term and condition of the ILA/ILWU Agreement, a copy of which is attached hereto and made a part hereof, and agrees without limitation and qualification to adhere to each and every term and condition of the ILA/ILWU

Agreement and to contribute its proportionate share of all contributions and assessments required to be paid by “Carrier” (as defined in the ILA/ILWU Agreement) under the terms and conditions of the ILA/ILWU Agreement.

15.	Payment Terms

(a) All invoices submitted by Contractor to Carrier for services rendered are due and payable by electronic wire transfer upon receipt including all documentation to support such invoice. If payment is not received within thirty (30) days of the date of invoice, interest at the rate of *** per month shall be assessed on balances remaining past the above mentioned thirty (30) day due date. Carrier shall not pay interest on specific amounts Carrier has indicated by written notice are in dispute. In the event interest of *** per month exceeds the legal rate of interest allowed by law of the State in which the terminal where the services are provided is located, interest rate for the delinquent payment shall be the maximum rate permitted by the law of the state.

(b) Any extension of time for payment granted by Contractor shall not constitute a waiver of any right of Contractor hereunder and no extension of time for payment shall relieve any default in payment by Carrier, unless in writing and signed by an officer of Contractor.

16.	Defaults and Right of Termination

(a) In the event of the failure of Carrier to pay for services rendered at any Terminal at the time or if Carrier materially fails to perform its obligations hereunder and in the manner herein specified (a “Carrier Default”), Contractor may elect to terminate this Agreement at with or without process of law, provided, however, Carrier shall be given thirty (30) calendar days notice in writing stating the nature of the default in order to permit such default to be remedied by Carrier within said thirty (30) calendar day period. During such thirty (30) day cure period or at any time while a default is continuing, Contractor shall not be required to provide further services at any Location unless Carrier pays in advance to with Contractor an amount satisfactory to Contractor necessary to pay for the charges for such services, which payment may be applied by Contractor in its sole discretion to reduce outstanding indebtedness which is to be incurred under this Agreement or otherwise cure such Carrier Default. Payment by Carrier to Contractor of interest on any charges due and owing under this Agreement shall not cure or excuse Carrier’s Default in connection with such amounts due and payable. Interest, default and all other remedies of Contractor hereunder are cumulative and not in the alternative. Contractor further reserves any other remedies in the event of a Default whether arising under law, equity or otherwise.

(b) In the event of the material failure of Contractor to perform its obligations hereunder and in the manner herein specified, (a “Contractor Default”), Carrier may elect to terminate this Agreement at with or without process of the law, provided, however, Contractor shall be given sixty (60) calendar days notice in writing stating the nature of

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

the default in order to permit such default to be remedied by Contractor within said sixty (60) calendar day period. Carrier further reserves any other remedies in the event of a Contractor Default whether arising under law, equity or otherwise.

17.	Insolvency

If either Party shall file a petition in bankrupt, reorganization, liquidation or similar proceedings or if either Party shall be adjudged bankruptcy, insolvent or similar ruling by any court, the other Party may, at its sole option, terminate this Agreement by written notice to that effect.

18.	Force Majeure

Neither Party shall be liable to the other Party for any failure or delay in the performance of any obligation herein due to events beyond its reasonable control, including but not limited to fire, storm, flood, earthquake, explosion, windstorms, accidents, acts of the public enemy, sabotage, riots, civil disorder, strikes, lockouts, labor disputes, labor shortages, work stoppages, transportation embargoes or deliveries, acts of God, and acts or regulations or priorities of any government or its branches or agencies.

19.	Taxes

Carrier shall be responsible for the timely payment and discharge of all its respective assessments, sales and use taxes, rental taxes, gross receipts taxes, pro rata portion of personal property taxes, license or registration fees and other taxes now or hereafter imposed by any federal, state or local government upon such Carrier’s Vessels or equipment or upon carrier ownership, leasing, renting, or use thereof.

20.	Jurisdiction

Institution of litigation by any party or of arbitration proceedings, pursuant to any separate arbitration agreement that may be entered into by the parties, shall not prejudice or waive a party’s right to any remedies otherwise available, including, without limitation, termination, without judicial process. This Agreement shall be deemed to have been made in New York regardless of the order in which the signature of the parties be affixed hereto. Each party hereby irrevocably submits itself to the non-exclusive personal jurisdiction of the Supreme Court of the State of New York, New York County, of the United States of America and to the personal jurisdiction of the United States District Courts for the Eastern and Southern Districts of New York (and to the personal jurisdiction of the appropriate appeals courts there from) for the purposes of any suit, action or other proceeding arising out of, or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.

Process against any party may be served upon it by mailing a copy of such party (by registered or certified mail, if practicable) postage prepaid, at its principal place of business indicated in Section 24 hereof or such other address as party shall have been notified in writing by any other party.

21.	Arbitration

Any controversy of claim arising out of or relating to this Agreement or the arbitrability of such controversy or claim, or the breach, termination or validity of the Agreement, shall be settled by arbitration in accordance with the Rules of the Society of Maritime Arbitrators, Inc. (the “SMA”). Unless the parties agree upon a sole arbitrator, one arbitrator shall be appointed by each party. The arbitrators so appointed shall appoint a third arbitrator and the three arbitrators shall constitute the arbitration tribunal. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Section 1-16, and judgment upon the award rendered by the tribunal may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York City unless mutually agreed upon elsewhere by Carrier and Contractor.

22.	Headings

Section headings herein are used for convenience only and shall not otherwise affect the provisions of this Agreement.

23.	Binding effect: Applicable Law and Severability of Provisions

Subject to any limitations hereinbefore expressed, this Agreement shall inure to the benefit of and shall remain binding upon the successors and assigns of the parties hereto, respectively. This Agreement shall be governed by the laws of the State of New York and, to the extent applicable, to the Maritime Laws of the United States, without reference to the laws of any other jurisdiction and without reference to the conflict of law principles of New York or the United States. If any provision of this Agreement or any remedy provided herein be invalid under any applicable law, such provisions of this Agreement shall be inapplicable and deemed omitted, but the remaining provisions of this Agreement shall be and remain effective in accordance with their terms.

24.	Notices

All correspondence and/or notices required or permitted to be given shall be in writing, and may be personally served or sent by United States mail and shall be deemed to have been given when deposited in the United States mail with postage prepaid and properly addressed. For purposes hereof, the addresses of the parties hereto (until notice of a change thereof is served as provided in the preceding sentence) shall be as follows:

APM Terminals North America, Inc.	Horizon Lines, LLC
Attention: CFO	Attention: COO
6000 Carnegie Boulevard	4100 Alpha Road, Suite 700
Charlotte, NC 28209	Dallas, TX 75244

25.	Entire Agreement; No Oral Modifications

This Agreement and the instruments and documents issued pursuant hereto (including the initialed Exhibits and Appendices attached hereto) constitute the entire Agreement. This Agreement may only be amended or modified by an instrument in writing signed by an officer of Carrier and Contractor. In the event of conflict, the following documents shall have the following precedence: (a) this Agreement; (b) the Exhibits; (c) the Appendices (except for the Working Procedures Manual); and (d) the Working Procedures Manual.

26.	Execution in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Any party hereto may enter into this Agreement by executing any counterpart, except this Agreement shall not take effect until executed by all parties hereto and delivered by the parties.

US Stevedoring and Terminal Services Agreement

IN WITNESS WHEREOF, the parties hereto have each duly executed this Agreement as of the day and year first written above.

APM Terminals North America, Inc.

By:	/s/ Anthony A. Scioscia

Print Name:	Anthony A. Scioscia

Title:	President

Horizon Lines, LLC

By:	/s/ Robert S. Zuckerman

Print Name:	Robert S. Zuckerman

Title:	Vice President

Horizon Lines of Alaska, LLC

By:	/s/ Robert S. Zuckerman

Print Name:	Robert S. Zuckerman

Title:	Secretary

EXHIBIT A

EXCLUSIVE TERMINALS

This Exhibit A is attached to and made a part of the

Stevedoring and Terminal Services Agreement,

dated May     , 2004,

Between Horizon Lines, LLC and APM Terminals North America, Inc.

Location of Terminal	Terminal Territory

Port Elizabeth, New Jersey	State of New York or New Jersey

Jacksonville, Florida	Range from Jacksonville, Florida to Savannah, Georgia

New Orleans, Louisiana or successor terminal in New Orleans, Louisiana	Louisiana

Oakland, California or successor terminal in Northern California	Northern California

Los Angeles, California	Southern California

Tacoma, Washington	State of Washington

Houston, Texas or successor terminal in Houston, Texas	State of Texas

APPENDIX I

TO TERMINAL CONTRACT

“TERMINAL/STEVEDORE SERVICES”

General

This Appendix I is attached to and made a part of the Terminal Contract between Horizon Lines, LLC (hereinafter referred to as “the Carrier”) and APM Terminals North America, Inc. (hereinafter referred to as “the Contractor”) dated the same date.

Contractor’s Obligation

2.1	Except as otherwise specifically provided in this Agreement, Contractor shall provide its services and perform its functions at the Container Terminal in an efficient, economical and prudent manner and in accordance with sound operating practices. Subject to the provisions of paragraph C. below, Contractor shall provide the following services at the Terminal:

I.	Dedicated Berth and Cranes
As listed in Port Operational Manuals

II.	Yard space for hauling, sorting, storing and handling containers carried or to be carried in The Carrier’s Services (hereinafter “containers”) and Carrier’s chassis. This applies to current terminal space and does not cover any off terminal storage. If capacity of the terminal is being reached the Contractor will advise the Carrier. The Carrier will have 14 days to reduce their inventory to an appropriate level. If unable to reduce then the Carrier will reimburse the Contractor for reasonable additional expenses incurred to handle volumes.

III.	Vessel stowage planning, co-ordination of physical discharge and loading.

IV.	All necessary available equipment, materials and supplies as may be contracted for or requested by The Carrier or their designated agents necessary for carrying out the agreed functions.

2.2	As required by The Carrier, Contractor shall arrange for the following services at the Container Terminal for cargo moving in The Carrier’s Services except as noted in the Schedule of Rates attached hereto.

I.	All receiving and delivering of cargo and/or containers (gate function), chassis and break-bulk freight on behalf of The Carrier. A full container visual inspection will be made each time equipment is interchanged.

II.	All release of cargo and, for and on behalf of the Carrier, shall be done only to parties evidencing or demonstrating right to receive such cargo. Documentation shall be kept by Contractor stating to whom cargo is released and based on which documentation.

III.	Preparation of vessel loading/unloading sequence sheets, vessel stow plans and other required documentation as mutually agreed to between Carrier and Contractor.

IV.	Mounting/dismounting of containers from stack to rail/truck or from rail/truck.

V.	Discharge or loading of containers between vessel and dock, transporting them to/from vessel’s side to/from container storage area and stack, as required.

VI.	Plugging/unplugging, electricity supply and supervision/ monitoring of reefer containers. Reefers will be monitored once per day. Claim documentation procedures will be described in future Working Manual Procedures.

VII.	All labor and supervision.

VIII.	All machinery, cranes and equipment necessary for efficient performance of stevedoring and terminal operation.

IX.	Contractor is to supply vessel upon completion of cargo work with complete cargo plan. Stowage locations of hazardous cargo will be provided to the Vessel along with the hazardous cargo manifest prepared by the Carrier.

X.	Rigging of ships gear, opening/closing of hatch covers, removal and reloading of hatch covers on vessels as necessary.

2.3	Contractor shall perform the functions and provide the services described in paragraphs 2.1 and 2.2 of this Appendix in accordance with the separate and confidential Schedule(s) of rates and charges (Appendix II).

2.4	Data and reports will be prepared by the Contractor on mutually agreed upon terms. Systems access will remain unchanged unless mutually agreed between the parties.

The Carrier’s Obligation

3.1	Compensate Contractor at the applicable rate listed in the separate and confidential Appendix II for providing the services and performing the functions listed.

3.2	Provide Contractor with dock receipts, load lists and such other printed forms if applicable as Contractor may reasonably and specifically request in the discharge of Contractor’s obligations.

3.3	The Carrier to provide such data lists and information required for Contractor to perform its functions, which may include, but not limited to:

I.	A ship’s discharge and loading plan at a mutually agreed to time before arrival of the ship so as not to impede vessel operations.

II.	Responsibility for a timely delivery of all containers, so that Contractor, under all circumstances, will be able to maintain a continuous and uninterrupted production and timely planning. Contractor recognizes the Carrier’s special requirements for transshipment containers and will cooperate fully with Carrier to ensure timely loading of such transshipment containers.

3.4	The Carrier will provide an adequate number of roadworthy chassis are made available to the Contractor to perform his duties under this contract.

4. EDI

Terminal to provide services in accordance with Information Exchange document (Appendix III)

APPENDIX II

Elizabeth

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Rates effective to September 30, 2004

1. Discharge or load – base rate - per marine lift	$***

- Transshipment per move	$***

- Shifting Cell to Cell within the same hatch	$***
- Restowing container Cell to Dock to Cell	$***

Overheight unit lifted with overheight spreader(no wires)	$*** per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports will be wheeled and imports/empties grounded.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates plus mounting or grounding charge

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the 2nd to 5th chassis/flat

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000 Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

iii.	mounting or grounding charge for each chassis or flat

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2. (A) Reefer Differential assessed to each loaded reefer for plug/unplug	$***
services, quality check at time of discharge /loading,	per loaded reefer
record keeping, administrative services and up to one day reefer monitoring/electricity. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

(B) Daily Reefer monitoring and electric charges	$***
(to be charged starting with second day)	Daily charge

3.	Installing/removing Gensets – 25 minutes at the applicable M and R man hour rate
Fueling Gensets – 12 minutes at the applicable M and R man hour rate

4.	A) Standby /guarantee per Gang per hour straightime

One Gang	$***
Two Gangs	$***
Three Gangs	$***

B) Extra Labor/Heavy Lifts per Gang per hour straightime

One Gang	$***
Two Gangs	$***
Three Gangs	$***

C) Detentions per Gang per Hour straighttime
(see appendix 1 for list of billable and non billable detentions)

One Gang	$***
Two Gangs	$***
Three Gangs	$***

5.	Overtime Differentials per gang per hour

A) Overtime	One Gang	$***
	Two Gangs	$***
	Three Gangs	$***

***    Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act .

Elizabeth	2

B) Double Time	One Gang	$***
	Two Gangs	$***
	Three Gangs	$***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 14 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Flat charge of $*** per hour to be charge for gate on Friday passed 1700

Current standard gate hours are 0600 to 1700 Monday through Friday. UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines. Horizon Lines agrees that UMS can change the opening gate hour from 0600 to 0700 without their objection. If the terminal operator chooses to open during the lunch period or operate flex gates, there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays

Flat charge of $*** per hour to be charge for receiving gate on Friday from 1700. If terminal causes gate to go pass 1700 then no charge will be made from 1700 to 1800.

7. Extra Gate Moves (exceeding the *** gate moves included per	$***/move
vessel lift). Billing to be done on a calendar month basis.

8. Mounting/grounding –	$***/move ST
$***/move OT

**	Subject to minimum labor guarantees

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor

10.	Maintenance - carrier to handle directly with m and r vendor

11. Rail Drayage to/from Express Port	$*** one way
Port shuttle within Port Elizabeth/Port Newark	$*** one way

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	$*** per hour
- Yard Hustlers	$*** per hour
- Empty Handler	$*** per hour
- Transtainer	$*** per hour
- Bombcart	$*** per hour
- Container Crane	$*** per hour

***    Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act .

Elizabeth	3

13. Wharfage	only charged on non-containerized cargo according to port authority tariff (current fmc schedule PA-10)

14. Extra Labor Rates	straighttime $***	overtime $***	doubletime $***

15. Stuffing and Stripping Rates	per 20’ container	$***
	per 40’ container	$***
	POV’s per 20’ container	$***
	POV’s per 40’ container	$***
	Flatrack cargo per 20’ flat	$***
	Flatrack cargo per 40’ flat	$***

CFS rates include drayage to/from on dock warehouse. Rate includes normal chocking and bracing but does not include securing materials for flats or special securing of autos.

16. Line Handling per activity (ie two charges per call)	$*** straighttime
$*** overtime (except from 2300 to 0600)
$*** overtime 2300 to 0600

17.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

18.	Terminal storage charges-

Storage of empty containers -	$*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged month at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

19.	Demurrage – Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

20. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates
plus materials at cost plus *** percent

21. Custom’s Vacis/Security exams	per terminal tariff

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Elizabeth	4

Other drays within terminal premises not associated with throughput cycle.	$ *** one way

22. Bundling of chassis/flatracks Subject to minimum labor guarantees	$*** per chassis plus materials

23.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 18) only applies.

24.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 14) plus equipment (item no. 12).

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Elizabeth	5

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

Horizon
TYPE OF DETENTION
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate

not included= not included in base rate and billable

Jacksonville

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Rates effective to September 30, 2004

1. Discharge or load – base rate - per marine lift	$***

– Transshipment per move	$***

– Shifting Cell to Cell within the same hatch	$***
– Restowing container Cell to Dock to Cell	$***

Overheight unit lifted with overheight spreader (no wires)	$*** per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that all containers to be wheeled.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

Base rate includes *** mounting/grounding details per year.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

B) Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

b.	If requires wires than charges will be the following:

6000 Carnegie Blvd., Charlotte, NC 28209-1637

Telephone: 704-571-2000 Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2. (A) Reefer Differential assessed to each loaded reefer for plug/unplug	$ ***
services, quality check at time of discharge /loading,	per loaded reefer

record keeping, administrative services and up to one day reefer electricity/monitoring. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

(B) Daily Reefer monitoring and electric charges	$ ***
(to be charged starting with second day)	Daily charge

3.	Installing/removing Gensets – 25 minutes at the applicable M and R man hour rate
Fueling Gensets - 12 minutes at the applicable M and R man hour rate
Fuel for Gensets - based on same formula as today

4.	A) Standby /guarantee per Gang per hour straightime

One Gang	$***
Two Gangs	$***
Three Gangs	$***

B) Extra Labor/Heavy Lifts per Gang per hour straightime

One Gang	$***
Two Gangs	$***
Three Gangs	$***

C) Detentions per Gang per Hour straighttime

    (see appendix 1 for list of billable and non billable detentions)

One Gang	$***
Two Gangs	$***
Three Gangs	$***
5.	Overtime Differentials per gang per hour

A) Overtime

One Gang	$***
Two Gangs	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Jacksonville	2

Three Gangs	$	*	**

B) Double Time

One Gang	$	*	**
Two Gangs	$	*	**
Three Gangs	$	*	**

C) Double Overtime

One Gang	$	*	**
Two Gangs	$	*	**
Three Gangs	$	*	**

D) Double Double Overtime

One Gang	$	*	**
Two Gangs	$	*	**
Three Gangs	$	*	**

6.	Overtime Gate Charges–extra labor plus equipment per items 13 and 14 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday, Wednesday, and Thursday and 0700 to 1700 Tuesday and Friday. UMS reserves the right to change the standard gate hours if proforma or volume changes warrant it. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

Note: A flat fee of $*** will be charged for receiving containers between 1700 to 1900 hours on Friday.

7.	Extra Gate Moves (exceeding the *** gate moves included per vessel lift).	$	*	**/move

Billing to be done on a calendar month basis.

8.	Mounting/grounding –	$	*	**/move ST
		$	*	**/move OT **

**	Subject to minimum labor guarantees

Carrier has option of paying on extra labor plus equipment basis (items 12 and 13) subject to minimum labor guarantees.

9.	Miscellaneous Parts for Roadability -carrier to negotiate directly with m and r vendor

10.	Maintenance - carrier to handle directly with m and r vendor

11.	Drayage

Custom’s Vacis/Security/Government exams	per terminal tariff

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Jacksonville	3

Other drays within terminal	$*** one way

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	$*** per hour
- Yard Hustlers	$*** per hour
- Empty Handler	$*** per hour
- Bombcart	$*** per hour
- Container Crane	per APM Terminals contract rate with Port Authority

13. Extra Labor Rates	straighttime $*** overtime $*** doubletime $*** double overtime $***

14. Dockage and Wharfage	charged at APM Terminals contract rate with Port Authority

15. Line Handling	actual Man hours at extra labor rates plus any man hour guarantees

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

17.	Terminal storage charges-

Storage of empty containers -                          $*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

18.	Demurrage – Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

19.	Lashing/unlashing of breakbulk cargo on board vessel extra labor man hour rates plus materials at cost plus *** percent

20.	Bundling of chassis / flatracks $*** per chassis/flat plus materials

* subject to minimum labor guarantees

21.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 17) only applies.

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Jacksonville	4

22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no.12) plus equipment (item no. 13).

Jacksonville	5

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

	TYPE OF DETENTION	Horizon
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**     if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate not included= not included in base rate and billable

New Orleans

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Rates effective to September 30, 2004

1. Discharge or load – base rate -per marine lift	$***

- Transshipment per move	$***

- Cell to Cell within the same hatch	$***
- Restowing container Cell to Dock to Cell	$***

Overheight unit lifted with overheight spreader(no wires)	$*** per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports/imports will be wheeled and empties grounded.

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

*	Specifically, drivers must be processed by 1630 hours.

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000     Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.(A) Reefer Differential assessed to each loaded reefer for plug/unplug	$***
services, quality check at time of discharge /loading,	per loaded reefer

         record keeping, administrative services and up to one day electricity/monitoring. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

(B) Daily Reefer monitoring and electric charges	$***
(to be charged starting with second day)	Daily charge

3. Installing/removing Gensets Fueling for Gensets Fuelfor Gensets	- 25 minutes at the applicable M and R man hour rate -12 minutes at the applicable M and R man hour rate - per current agreement

4.A) Standby /guarantee per Gang per hour straightime
	One Gang Barge	$***
	One Gang Vessel	$***
	Two Gangs Vessel	$***

B) Extra Labor/Heavy Lifts per Gang per hour straightime
	One Gang Barge	$***
	One Gang Vessel	$***
	Two Gangs Vessel	$***

C) Detentions per Gang per Hour straighttime (see appendix 1 for list of billable and non billable detentions)
	One Gang Barge	$***
	One Gang Vessel	$***
	Two Gangs Vessel	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

New Orleans	2

5. Overtime Differentials per gang per hour

A) Overtime
	One Gang Barge	$***
	One Gang Vessel	$***
	Two Gangs Vessel	$***

B) Doubletime
	One Gang Barge	$***
	One Gang Vessel	$***
	Two Gangs Vessel	$***

6.	Overtime Gate Charges – extra labor plus equipment per items 13 and 14 below prorated between carriers based on percentage of moves utilizing gate

7. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	$***	/move

8. Mounting/grounding –	$***	/move ST
	$***	/move OT*

**	Subject to minimum labor guarantees

Mounting and Grounding of empties will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, etc. All mounting and grounding of loaded containers will incur mounting/grounding charges.

9.	Miscellaneous Parts for Readability –cost plus ***

10.	Maintenance - Straighttime $*** Overtime $*** Doubletime $***

11. Drayage

To or From on terminal rail	$***/one way
Custom’s Vacis/Security exams /Government exams	per terminal tariff
Other drays within terminals	$***/one way

12. Equipment rental rates (when ordered by carrier) (excludes operator)
- Top Loader	$	*** per hour
- Yard Hustlers	$	*** per hour
- Empty Handler	$	*** per hour
- Bombcart	$	*** per hour
- Container Crane	$	*** per hour

13. Extra Labor Rates                                          straighttime $*** overtime $*** doubletime $***

14. Dockage -                                                                              Per Port of New Orleans Tariff

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

New Orleans	3

15. Line Handling	Carrier to handle directly with vendor

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

17.	Terminal storage charges-

Storage of empty containers -	$*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

18.	Demurrage - Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

19.	Lashing/unlashing of breakbulk cargo on board vessel extra labor man hour rates plus materials at cost plus ***

20. Bundling of chassis/flatracks	$*** per chassis/flat plus materials
Subject to minimum guarantees

21.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 17) only applies.

22.	Wharfage - to be passed on at cost to Horizon Lines

23.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 13) plus equipment (item no. 12).

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

New Orleans	4

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

	TYPE OF DETENTION	Horizon
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included = included in base rate

not included= not included in base rate and billable

Houston

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Rates effective to September 30, 2004

1. Discharge or load – base rate - per marine lift	$*** full
$*** empty
- Transshipment per move	$*** full/empty

- Cell to Cell within the same hatch	$***
- Restowing container Cell to Dock to Cell	$***

Overheight unit lifted with overheight spreader (no wires)	$*** per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, wharfage, cargo plan preparation, roadability check (labor only), visual seal inspection and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a grounded operation.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 6 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

B) Lifting Bundles of Flat Racks/Chassis -

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates plus mounting or grounding charge

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the 2nd to 5th chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000 Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ii.	Contract charge for bundling / unbundling

iii.	mounting or grounding charge for each chassis or flat

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.(A) Reefer Differential assessed to each loaded reefer for plug/unplug	$***
services, quality check at time of discharge /loading,	per loaded reefer

record keeping, administrative services and up to one day reefer monitoring/electricity. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

(B) Daily Reefer monitoring and electric charges	$***
(to be charged starting with second day)	Daily charge

3. Installing/removing Gensets	- 25 minutes at the applicable M and R man hour rate
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate
Fuel for Gensets	- per current formula
Reefer Data Download	- $*** per reefer

4. A) Standby /guarantee per Gang per hour straightime
One Gang Barge	$	*	**
One Gang Vessel	$	*	**
Two Gangs Vessel	$	*	**

B) Extra Labor/Heavy Lifts per Gang per hour straightime
One Gang Barge	$	*	**
One Gang Vessel	$	*	**
Two Gangs Vessel	$	*	**

C) Detentions per Gang per Hour straighttime (see appendix 1 for list of billable and non billable detentions)
One Gang Barge	$	*	**
One Gang Vessel	$	*	**
Two Gangs Vessel	$	*	**

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Houston	2

5. Overtime Differentials per gang per hour
A) Overtime	One Gang Barge	$	***
	One Gang Vessel	$	***
	Two Gangs Vessel	$	***

B) Double Time	One Gang Barge	$	***
	One Gang Vessel	$	***
	Two Gangs Vessel	$	***

6. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	$	*	**/move

7. Mounting/grounding – activity not included in base rate	$	*	**/move ST
	$	*	**/move OT **

**	Subject to minimum labor guarantees

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation.

8.	Miscellaneous Parts for Roadability – cost plus *** percent

9. Maintenance - Dayshift	Straighttime $***	Overtime $***	Doubletime $***

10. Drayage

To or From on terminal rail	$*** one way
USDA Dray	$*** one way
US Customs or others dray within terminal	$*** one way
Custom’s Vacis/Security exams	per terminal tariff

11.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	$*** per hour
- Yard Hustlers	$*** per hour
- Empty Handler	$*** per hour
- Transtainer	$*** per hour
- Bombcart	$*** per hour
- Container Crane	$*** per hour

12.	Overtime Gate Charges – extra labor plus equipment per items 11 and 13 prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0700 to 1900 Monday through Friday. UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines.

If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Houston	3

13. Extra Labor Rates	straighttime $***	overtime $***	doubletime $***

14. Line Handling	carrier to arrange directly with vendor

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

16. Terminal storage charges-
Storage of empty containers -	$*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

17. Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

18. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates
plus materials at cost plus *** percent

19. Bundling of chassis /Flatracks	$*** per chassis/flat plus materials

20. Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge	$*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 16) only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 11) plus equipment (item no. 13).

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Houston	4

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

Horizon
TYPE OF DETENTION
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate

not included= not included in base rate and billable

Los Angeles

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Rates effective to June 30, 2004

1. Discharge or load – base rate –per marine lift		$	*	** full
		$	*	** empty
–	Transshipment per move	$	*	** full/empty

–	Cell to Cell within the same hatch	$	*	**
–	Restowing container Cell to Dock to Cell	$	*	**

Overheight unit lifted with overheight spreader (no wires)		$	*	** per lift

Rate includes first shift weekday stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports/imports wheeled and empties grounded.

Base rate includes up to three hours of detention (item 4 C) per vessel call for the CHX service only. This is calculated on an individual call basis and credit will not be given for unused time.

Receiving and delivery gates will be in operation for first shift (0800 – 1700) and second shift (1800 – 0300) on weekdays excluding holidays. If the terminal operator chooses to open during the lunch period or open 0700 to 0800 hours weekdays, there will be no extra charge to the carrier.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000 Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

B) Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling/ unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged-provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.(A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading,record keeping, administrative services and up to one day reefer electricity/monitoring. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

$*** per loaded reefer

(B) Daily Reefer monitoring and electric charges (to be charged starting with second day)	$*** Daily charge

3. Installing/removing Gensets	- 25 minutes at the applicable M and R man hour rate
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate
Fuel for Gensets	- per current agreed to formula

4. A) Standby/ guarantee per Gang per hour	Weekday, 1st Shift Straighttime	$	*	**
In addition overtime differentials (item no. 5 will apply) based on period

B) Extra Labor/Heavy Lifts per Gang per hour	Weekday, 1st Shift Straighttime	$	*	**
In addition overtime differentials (item no. 5 will apply) based on period

C) Detentions per Gang per Hour
(see appendix 1 for list of billable and non billable detentions)
	Weekday, 1st Shift Straighttime	$	*	**

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Los Angeles	2

In addition overtime differentials (item no. 5 will apply) based on period

5.	Overtime Differentials per gang per hour

Weekday, 2nd Shift	$	*	**	Weekend, 3rd Shift	$	*	**
Weekend, 1st Shift	$	*	**	Weekday, 2nd Shift	$	*	**
Weekend, 3rd Shift	$	*	**	Holiday, lst/2nd Shift Weekdays	$	*	**
				Holiday, 3rd Shift Weekdays	$	*	**

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 14 prorated between carriers based on percentage of moves utilizing gate. Terminal to charge only when outside of First and Second shift on straighttime workdays (ie Monday through Friday excluding Holidays).

7. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	$***/move

8. Mounting/grounding –	$***/move 1st Shift Weekday
$***/move 2nd Shift Weekday
$***/move 3rd Shift Weekday
**Subject to minimum labor guarantees	$***/move 1st /2nd Shift Weekend
$***/move 3rd Shift Weekend

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor

10. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates plus materials at cost plus *** percent

11.	Maintenance -

Reefer pretrip without wash	$***

Reefer pretrip wash only	$***

Full reefer pretrip including electrical and washout	$***

M and R labor rates per man hour mechanic $*** 1st shift weekdays/$*** 2nd shift weekdays/$***3rd weekdays shift

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	$*** per hour
- Yard Hustlers	$*** per hour
- Empty Handler	$*** per hour
- Transtainer	$*** per hour
- Bombcart	$*** per hour
- Container Crane	$*** per hour

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Los Angeles	3

13. Per container lift on/lift off Rail Car at on dock rail facility	$	*	**

14.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	$***	Weekday, 2nd Shift	$***
Weekday, 3rd Shift	$***	Weekend, 1st Shift	$***
Weekend, 2nd Shift	$***	Weekend, 3rd Shift	$***

15.	Line Handling – Carrier to handle payment directly with vendor

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery (Excludes demurrage)

17.	Terminal storage charges-

Storage of empty containers -	$	*	** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

18.	Demurrage – Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

19. Custom’s Vacis/Security /USDA Exams/other government exams	per terminal tariff

Other drays within terminal premises not associated with throughput cycle.	$***one way

20.	Bundling of chassis/flatrack first shift weekdays $ *** per chassis/flat bundled plus materials

21. Premounting of Empties	1st shift weekdays $*** per unit
2nd shift weekdays $*** per unit

21. Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge	$***per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 17) only applies.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Los Angeles	4

22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 14) plus equipment (item no. 12).

Los Angeles	5

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

	TYPE OF DETENTION	Horizon
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate

not included= not included in base rate and billable

OAKLAND

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Rates effective to June 30, 2004

1. Discharge or load – base rate - per marine lift	$	*	**

- Transshipment per move	$	*	**

- Cell to Cell within the same hatch	$	*	**

- Restowing container Cell to Dock to Cell	$	*	**

Overheight unit lifted with overheight spreader(no wires)	$	*	** per lift

Rate includes first shift weekday stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports and imports will be wheeled and empties grounded. Contractor will allow up to 20 percent of empties to be wheeled provided sufficient chassis available and required to service customer daily requirement.

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier. On Wednesdays gate is opened from 1200 to 1300.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

*	Specifically,

Drivers receiving/delivering empties must be processed by 1600 hours.

Drivers receiving import full containers must be processed by 1600 hours

Drivers delivering export full dry containers or live reefers must be processed by 1630 hours

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000 Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

B) Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks, (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.	(A) Reefer Differential assessed to each loaded reefer for plug/unplug	$***
	services, quality check at time of discharge /loading,	per loaded reefer
record keeping, administrative services and up to one electricity/monitoring. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

	(B) Daily Reefer monitoring and electric charges	$***
	(to be charged starting with second day)	Daily charge

3.	Installing/removing Gensets	- 25 minutes at the applicable M and R man hour rate
	Fueling Gensets	- 12 minutes at the applicable M and R man hour rate
	Fuel for Gensets	- per current agreed to formula

4.	A) Standby /guarantee per Gang per hour	Weekday, 1st Shift Straighttime	$***
In addition overtime differentials (item no. 5 will apply) based on period

	B) Extra Labor/Heavy Lifts per Gang per hour	Weekday, 1st Shift Straighttime	$***
In addition overtime differentials (item no. 5 will apply) based on period

C) Detentions per Gang per Hour
(see appendix 1 for list of billable and non billable detentions)

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Oakland

2

				Weekday, 1st Shift Straighttime	$	***
In addition overtime differentials (item no. 5 will apply) based on period
5.	Overtime Differentials per gang per hour

	Weekday, 2nd Shift	$	***	Weekday, 3rd Shift	$	***
	Weekend, 1st Shift	$	***	Weekend, 2nd Shift	$	***
	Weekend, 3rd Shift	$	***	Holiday, 1st/2nd Shift Weekdays	$	***
				Holiday, 3rd Shift Weekdays	$	***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 13 below prorated between carriers based on percentage of moves utilizing gate

7. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	$***/move

8.	Mounting/grounding –

$***/move 1st Shift Weekday
$***/move 2nd Shift Weekday
$***/move 3rd Shift Weekday
** Subject to minimum labor guarantees	$***/move 1st/2nd Shift Weekday
$***/move 3rd Shift Weekday

Mounting and Grounding of empties will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, etc. All mounting and grounding of loaded containers will incur mounting/grounding charges.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor

10.	Lashing/unlashing of breakbulk cargo on board vessel extra labor man hour rates plus materials at cost plus *** percent.

11.	Maintenance - carrier to handle directly with m and r vendor

12.	Equipment rental rates (when ordered by carrier) (excludes operator)

- Top Loader	$*** per hour
- Yard Hustlers	$*** per hour
- Empty Handler	$*** per hour
- Transtainer	$*** per hour
- Bombcart	$*** per hour
- Container Crane	$*** per hour

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Oakland

3

13.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	$	*	**	Weekday, 2nd Shift	$	*	**
Weekday, 3rd Shift	$	*	**	Weekend, 1st Shift	$	*	**
Weekend, 2nd Shift	$	*	**	Weekend, 3rd Shift	$	*	**

14. Line Handling per activity (ie two charges per call)	1st shift weekdays tie up	$	*	**
2nd shift weekdays/lst/2nd shift weekends tie up		$	*	**
	1st shift weekdays let go	$	*	**
2nd shift weekdays/lst/2nd shift weekends tie up		$	*	**

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

16.	Terminal storage charges-

Storage of empty containers -	$*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days - lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

17.	Demurrage - Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

18.	Custom’s Vacis/Security /USDA Exams/other government exams per terminal tariff

Other drays within terminal premises not associated with throughput cycle.	$*** one way

19.	Bundling of chassis/flatrack first shift weekdays $*** per chassis/flat bundled plus materials

20.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 16) only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 13) plus equipment (item no. 12).

***  Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Oakland 4

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

	TYPE OF DETENTION	Horizon

1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma

contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate

not included= not included in base rate and billable

Tacoma

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Rates effective to June 30, 2004

1. Discharge or load – base rate - per marine lift	$	*	**

- Transshipment per move	$	*	**

- Cell to Cell within the same hatch	$	*	**
- Restowing container Cell to Dock to Cell	$	*	**

Overheight unit lifted with overheight spreader(no wires)	$	*	** per lift

Rate includes first shift weekdays stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports/imports will be wheeled. APMT agrees to 600 Horizon Lines Owned empties wheeled on a daily basis with a maximum daily allowance of 1150 empties on terminal. A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement. The daily allocation of 600 Horizon Line owned wheeled empties will be reviewed every 30 days for the first six months of the agreement.

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or to open from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item no. 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

6009 Carnegie Blvd., Charlottee, NC 28209-1637

Telephone: 704-571-2000    Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

*	Specifically,

drivers receiving/delivering empties must be processed by 1600 hours.

Drivers receiving /delivering live reefers must be processed by 1600 hours

Drivers receiving import loads must be processed by 1600 hours

Drivers delivering wheeled export loads (except live reefers) must be processed by 1630

Second shift gates Wednesday and Fridays:

Drivers receiving/delivering empties must be processed by 2000 hours.

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	one base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.(A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services and up to one day electricity/monitoring. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

$** *per loaded reefer

(B) Daily Reefer monitoring and electric charges (to be charged starting with second day)	$*** Daily charge

3. Installing/removing Gensets Fueling for Gensets Fuel Gensets	– 25 minutes at the applicable M and R man hour rate - 12 minutes at the applicable M and R man hour rate - per current agreement

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Tacoma	2

4. A)Standby /guarantee per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	$***

B) Extra Labor/Heavy Lifts per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	$***

        C) Detentions per Gang per Hour                             Weekday, 1st Shift Straighttime

(see appendix 1 for list of billable and non billable detentions)

In addition overtime differentials (item no. 5 will apply) based on period

$***

5.	Overtime Differentials per gang per hour
	Weekday, 2nd Shift	$***	Weekday, 3rd Shift	$***
	Weekend, 1st Shift	$***	Weekend, 2nd Shift	$***
	Weekend, 3rd Shift	$***	Holiday, 1st/2nd Shift Weekdays	$***
			Holiday, 3rd Shift Weekdays	$***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 13 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday through Friday on straighttime workdays. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILWU holidays.

A flat rate will apply for second shift gate on Tuesday or Thursday of $*** per shift, and a flat rate on Wednesday or Friday of $ *** per shift. If Horizon Lines wishes to remain open from 1700 -1800 any night this cost will be absorbed by Horizon Lines.

A flat rate of $*** (***% of $***) will be charged for 1st /2nd shift gate on Saturdays

7. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	$***/move

8. Mounting/grounding –	$***/move 1st Shift Weekday
$***/move 2nd Shift Weekday
$***/move 3rd Shift Weekday
** Subject to minimum labor guarantees	$***/move 1st/2nd Shift Weekday
$***/move 3rd Shift Weekend

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. Mounting/Grounding charges do not apply to the switch out of insulated containers occurring two times per year.

9.	Miscellaneous Parts for Readability -carrier to handle directly with m and r vendor

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Tacoma	3

10.	Lashing/unlashing of breakbulk cargo on board vessel extra labor man hour rates plus
materials	at cost plus*** percent

11.	Maintenance - carrier to handle directly with m and r vendor

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	$*** per hour

- Yard Hustlers	$*** per hour

- Empty Handler	$*** per hour

- Transtainer	$*** per hour

- Bombcart	$*** per hour

- Container Crane	$*** per hour

13.	Extra Labor Rates per man hour subject to minimum guarantees
	Weekday, 1st Shift	$***	Weekday, 2nd Shift	$***
	Weekday, 3rd Shift	$***	Weekend, 1st Shift	$***
	Weekend, 2nd Shift	$***	Weekend, 3rd Shift	$***

14.	Line Handling carrier to make payment directly to vendor

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed $*** per container for receipt/delivery, grounding container on receipt and mounting container on delivery. (Excludes demurrage)

16.	Terminal storage charges –

Storage of empty containers –	$*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times 10 % times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x 10 % x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

Empties at offdock will not be included in storage days. Empties at offdock will be charged the lease rate plus the storm sewer rate plus the lease hold tax for the portion of property utilized. Utilization is determined by dividing the number of containers actually stored on facility by 182. Ie if there were 182 containers on facility that would equal billing of 1 acre.

17.	Demurrage – Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.

18.	Custom’s Vacis/Security /USDA Exams/other government exams	per terminal tariff

	Other drays within terminal premises not associated with throughput cycle.	$*** one way

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Tacoma	4

Dray charge to empty annex lot for seasonal equipment change	$*** per container

19.	Bundling of chassis/flatracks first shift weekdays $*** per chassis/flat bundled plus materials

20.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $*** per container per day If container is able to be stack in a normal manner and fits in one container slot then storage (item 16) only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 13) plus equipment (item no. 12).

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

Tacoma	5

APPENDIX 1

DETENTIONS

included = INCLUDED IN BASE RATE, not included = not included in base rate

	TYPE OF DETENTION	Horizon
1.	errors caused by vessel planning by APMT personnel	included
2.	errors caused by carrier’s stowage personnel	not included
3.	Crane boom up/down over house	not included
4.	crane boom up/down over vessel crane	not included
5.	Longshore errors ie wrong container, hatch, or mistow by terminal	included
6.	Standby for Cargo	not included
7.	Standby for lost containers	included
8.	lack of stevedoring chassis	not included
9.	cargo examination by government agency	not included
10.	Standby vessel crew	not included
11.	Standby for vessel to unplug reefers	not included
12.	Bad cell guides	not included
13.	Vessel Repair	not included
14.	Vessel Bunkering	not included
15.	Vessel Ballasting causing gang to standby	not included
16.	Bad order cones/twistlocks	not included
17.	Bad order frames, grids, or hatch covers	not included
18.	Vessel list or trim	not included
19.	Stack gas exhaust	not included
20.	Fog, high winds, rain, snow included, ice	not included
21.	Minimum contract pay guarantee at shift end, not included work	not included
22.	Standby vessel at start of first shift	not included
23.	Vessel crane breakdown	not included
24.	Shore Crane Breakdown	included**
25.	Container or flatrack handling with e-gear	not included
26.	overheight flatrack/open top handling with overheight spreader	not included
27.	awaiting containers from grounding unit working against vessel	included
28.	Extreme Yard congestion	included
29.	Standby for gangway and net	not included
30.	Standby for vessel customs or immigration clearance	not included
35.	Loading or discharging Breakbulk cargo	not included
36.	standby awaiting labor for filling of gangs	not included
37.	unit breaks, washup time for meal hour	included
38.	standby loading of cargo for tide	not included
39.	standby lashing/unlashing	not included

**	if crane is owned by contractor, no charge to carrier

In Elizabeth, New Orleans, Los Angeles and Tacoma contractor owns cranes. In Houston and Oakland contractor owns a portion of the cranes. In Jacksonville cranes are not owned by contractor.

included= included in base rate

not included= not included In base rate and billable

APPENDIX III

Exchange Agreement

Information Exchange Requirements

APM Terminals NAM

And

Terminal Customers

A.P.M. TERMINALS NAM email: NAMTRMSYS@APMTERMINALS.COM

Terminal Partner Information Exchange Agreement

Introduction

These guidelines have been developed to communicate the information exchange, both EDI and report requirements, and related operating procedures to support business processes between A.P.M. Terminals NAM and the terminal customers utilizing its terminals.

Responsible Parties

•	Terminal Customer:

A shipping line that utilizes A.P.M. Terminals NAM services to support the liner’s equipment, vessel, and cargo handling operation.

•	A.P.M. Terminals NAM:

28

North American affiliate of A.P.M. Terminals. A terminal operating company.

•	NAMTRMSYS:

I.T. team within A.P.M. Terminals responsible for managing EDI trading partner implementations between A.P.M. Terminals and its customers. Email: NAMTRMSYS@APMTERMINALS.COM

•	Maersk Data:

A.P.M. Terminals NAM I.T. Service Provider. Provides technical support for development and maintenance of EDI activity.

•	Navis:

Provider of terminal Software Solutions such as Express and Spares

•	Value Added Networks (VANS):

We primarily utilize GEIS. More emphasis is being placed on sending/receiving the files via FTP. Each party is responsible for their own mailbox cost is applicable.

Systems

A.P.M. Terminals NAM

•	Terminal Operating System:

•	Express - the core operating system and database utilized to record information about terminal customers shipments.

•	Spares - a graphical interface to Express used by the Stevedore to manage Vessel, Rail, and Yard activity. It can not be accessed by the client.

•	EDI Processing System - A.I. Enterprise

Terminal Customer:

To better understand how data flows between A.P.M. TERMINALS NAM and it’s clients, we request each terminal customer discuss the below systems/processes and how they impact the supply of information within the data relationship.

• Export Booking
• Load List
• Import Manifest
• Import Release
• Vessel Schedules
• Equipment Management - Fleet File
• Vessel Bay Plan
• EDI Processing System
• Hazardous Cargo

29

EDI Communications

•	VAN

•	FTP (file transfer process)

•	Email/Email attachment

•	Internet Email

Electronic Data Interchange (EDI)

EDI is the primary means to communicate information. The following lists principle messages used between terminal customer and A.P.M. TERMINALS NAM

We adhere and follow the recommended Implementation Guidelines as have been established by the ISA (Information Systems Agreement).

Booking information Implementation	-	ANSI xl2 - 301 v. 4010, ISA

Manifest information Implementation	-	ANSI xl2 - 310 v. 4010, ISA

Release information Implementation	-	ANSI xl2 - 315 v. 4010, ISA

Equipment moves Implementation	-	ANSI xl2 - 322 v. 4010, ISA

Stow plan	-	UN/EDIFACT BAPLIE, SMDG v.2 ANSI x12 - 324 v.4010, ISA

Implementation

Hazardous Pre-Advise	-	UNEDIFACT COPARN, SMDG v.2

Load List	-	UN/EDIFACT COPRAR, SMDG v.2

Fleet File	-	As agreed upon Flat File format

Vessel Schedule	-	UN/EDIFACT IFTSAI, SMDG v.2

For EDI to be effective, information needs to be delivered in a timely manner.

APMT – Horizon Lines	1

We require our terminal customers to deliver booking and import cargo releases within a half hour of capture within the terminal customer’s application. This will assist us in providing timely deliver of equipment at the gate.

We will deliver equipment moves within an hour of the equipment movement being recorded within Express.

We have a process for detecting and handling and a process for notifying the Line. To resolve errors, either EDI or content, the examples must be documented and shared.

For the 301, 310 and 315 messages, A.P.M. TERMINALS NAM has a Message Routing Facility (The Splitter). Therefore, a single mailbox address can be used by the terminal customer to interact with multiple terminal facilities. The splitter will direct messages to the appropriate facility based upon an agreed predefined standard between the terminal customer and A.P.M. TERMINALS NAM

For example, a terminal customer doing business with A.P.M. TERMINALS NAM terminals in Newark, Norfolk, and Charleston can send a 310 and 315 to a single address/mailbox. The Splitter will route the messages to the appropriate terminal based on predetermined location information included in the EDI message.

Booking Information - 301

The terminal customer will send a 301 to A.P.M. TERMINALS NAM to enable able us to release empty equipment and receive full equipment for export.

We require our terminal customers to deliver booking and import cargo releases within a half hour of capture within the terminal customer’s application. This will assist us in providing timely deliver of equipment at the gate. Real time data exchange should be the established target.

The terminal customer must provide a tentative vessel schedule and accompanying updates in advance of sending any booking records.

We must receive a 301 when a booking is made or changed.

Specific attention should be discussed as to how the terminal customer and A.P.M. TERMINALS NAM will handle new, rolled, split over two vessels, cancelled and reinstated bookings.

Each partner’s business and system process is to be detailed, described and documented.

Areas for Discussion:

•	A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 301.

APMT – Horizon Lines	2

•	A.P.M. TERMINALS NAM has an error handling process for the 301 if the booking does not make it successfully into Express. This should be reviewed with the terminal customer.

•	The line and terminal must outline how long on average a received 301 will take to post within Express once received.

•	The terminal customer must describe their processing of rolled and split bookings.

•	The terminal customer must describe their processing of revisions and cancellation.

•	What triggers will be utilized to send a 301 to A.P.M. TERMINALS NAM?

•	Can the terminal customer determine the targeted terminal location that the message should be sent versus A.P.M. TERMINALS NAM having to determine it?

Import Manifest - 310

An Import Cargo Manifest will be communicated to the A.P.M. TERMINALS NAM using a 310 message. The cargo manifest will be presented to the terminal partner for any vessel that contains that terminal customer’s cargo, whether the vessel is operated by that terminal customer or another VSA partner. A.P.M. TERMINALS NAM will utilize the manifest to build the profile on the inbound equipment and subsequently post releases.

We require our terminal customers to deliver the manifest at least 24 hours prior to vessel call and prior to any subsequent import cargo releases being sent for that vessel.

Areas for Discussion:

•	A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 310.

•	A.P.M. TERMINALS NAM has a process to post a Manifest. The terminal customer must advise how long in advance to vessel call will they be able to send the manifest.

•	A.P.M TERMINALS NAM has an error correction process for the manifest when it does not post.

•	What triggers will be utilized to send a 310 to A.P.M. TERMINALS NAM?

•	Can the terminal customer determine which messages must be sent to each location versus A.P.M. TERMINALS NAM having to determine it?

Import Release - 315

Once the Import Cargo Manifest has been sent to the A.P.M. TERMINALS NAM, the terminal customer will send Import Release messages.

The release can be conveyed by one of two methods:

•	Equipment Number

The terminal customer determines when the equipment can move based upon receiving a prior release from US Customs (released at port, moving

APMT – Horizon Lines	3

in bond) and the terminal customers Line Release requirements have been satisfied. Simply a 315 message would be sent indicating either a container can “Go or can not Go” irregardless of the number of bills within the container.

•	Bill of Lading

The terminal customer will have to send ALL appropriate release records via the 315 to A.P.M. TERMINALS NAM Once both the Customs release and Line release have been satisfied for all bills within the container, the container will be allowed to exit the facility.

A.P.M. TERMINALS NAM prefers to receive the import release by container as it reduces the number of messages being passed versus by bill of lading. This will reduce transmission cost between the two organizations.

Areas for Discussion:

•	The A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 315.

•	Determination if the release will be sent by container or by bill of lading.

•	Review of how long it takes to post a 315 to it’s internal application from the time it’s first recorded as released in the terminal customer’s application to once it’s received in Express.

•	Review the error handling process for a 315 that does not post.

Equipment Events - 322

A.P.M. TERMINALS NAM will provide, via EDI, all appropriate equipment activities latest 1 hour after being recorded in Express.

All equipment, owned or operated, by the terminal customer can be reported. This includes sending EDI for the terminal customer’s owned equipment being operated by another shipping line.

All equipment, regardless of owner or operator, that is loaded, discharged or shifted on that terminal customer’s operated vessel will be reported to that terminal customer.

The terminal customer has the option to maintain their trucker’s trucking codes in Express. This tool will allow only truckers in “good standing” to pick-up equipment at A.P.M. TERMINALS NAM facilities.

All Terminal Partners providing Terminal Facilities will send equipment events using EDI message ANSI xl2 322 v.4010, ISA Implementation.

Records that can be reported:

•	Gate Out, Empty, Bare Chassis, Import, Export

•	Gate In, Empty, Bare Chassis, Import, Export

APMT – Horizon Lines	4

•	Vessel Load

•	Vessel Shift

•	Vessel Discharge

•	Update (to be reviewed and agreed upon with customer)

Areas for Discussion:

•	The terminal customer will return a 997 indicating receipt of the 322.

•	Review and outline how long on average it takes them to generate a 322 once the transaction is captured in Express.

•	The sequence of events will be reported chronologically.

Stow Plan

The terminal customer that operates the vessel will transmit an electronic bay plan, BAPLIE or 324, via EDI to A.P.M. TERMINALS NAM 24 hours prior to vessel arrival at that facility. The BAPLIE will communicate stowage information for the vessel. The terminal will use this information in planning discharge, loading and yard operations associated with the vessel call. The Discharge, Shift and Load activity can be transmitted back to the terminal customer the 322 messages.

When vessel operations are complete A.P.M. TERMINALS NAM can generate and transmit a BAPLIE message back to the vessel operator. This BAPLIE will include the latest stowage information for the vessel following the completion of discharge, shift and load operations at that facility. The final stowage can be generated Two hours after vessel departure.

The BAPLIE or 324 file does not replace the need for a 310 manifest. An EDI Bay Plan will be required by the vessel operator and by each of the lines discharging cargo at that port. Example: If a vessel is arriving at a A.P.M. TERMINALS NAM facility and there are 4 different shipping lines carrying cargo on that vessel, A.P.M. TERMINALS NAM would expect to receive a BAPLIE or 324 file from the vessel operator indicating complete stowage of the vessel and a 310 manifest from each of the 4 shipping lines reflecting their respective cargo onboard this vessel.

Areas for Discussion:

•	The BAPLIE file can replace 322 for vessel activity.

•	A.P.M. TERMINALS NAM and the terminal customer will return a 997 indicating receipt of the BAPLIE or 324 file received.

•	The BAPLIE file submitted to the terminal does not replace the need for the equipment operator to send an import manifest unless the line is not sending import releases.

APMT – Horizon Lines	5

Container Hazardous Cargo Pre-Advise - COPARN

A.P.M. TERMINALS NAM is interested in receiving information about hazardous shipments via EDI. Our goal is decrease trucker wait time at the gate, increase visibility on hazardous information about shipments prior to their entering the terminal and improve the information flow of hazardous information about shipments back to the line.

This can be accomplished in one of two ways.

1.	The line can send a pre-advise message (COPARN) to A.P.M. Terminals which will in effect contain all information regarding the shipment in terms of the hazardous commodity inside.

2.	The line can instruct shippers, truckers or the warehouse to fax the paperwork to A.P.M. Terminals prior to the truck arriving the terminal. This should be done 1 hour prior to arrival to ensure the driver is not delayed. A.P.M. Terminals NAM will then in turn image the document and systematically create a COPARN message that will be sent to our local terminal. The imaged document will be available on line via the web for the line. Documents can be retrieved via a multitude of ways inclusive for a whole vessel.

Paperwork will not be collected at the gate nor forwarded to the line. This process is now being rolled out.

Load List – COPRAR

A.P.M. TERMINALS NAM is interested in receiving a Load List via EDI. No A.P.M. TERMINALS NAM terminal customers are yet able to provide this information electronically. Given ample notice, A.P.M. TERMINALS NAM will move forward with this EDI process.

Until this time the terminal customer will submit the Load List via fax or email.

Equipment Fleet File

To provide our customer’s top notch service, it is suggested that the terminal customer present to A.P.M. TERMINALS NAM the units and their attributes via electronic file format.

•	A complete equipment inventory should be provided periodically. This includes container, chassis and gensets.

•	A file should be presented daily that indicates changes that occurred in the terminal customer’s fleet file from the previous day.

For example:

•	Equipment that was on-hired yesterday should be included in the daily file.

•	Equipment that was operated by the terminal customer and now back in the possession of the true equipment owner.

APMT – Horizon Lines	6

A.P.M. TERMINALS NAM will provide the specifications on the file format.

The terminal customer to outline any and all VSA sharing agreements inclusive of equipment sharing. The impact and expectations of the terminal customer must be FULLY outlined. For example: a terminal customer shares equipment with another line. These two lines have an agreement that they can or can not return equipment to each other at specific points.

Vessel Schedule - IFTSAI

A.P.M. TERMINALS NAM is interested in receiving a vessel schedule via EDI. No A.P.M. TERMINALS NAM terminal customers are yet able to provide this information electronically. Given ample notice, A.P.M. TERMINALS NAM will move forward with this EDI process.

Until this time the terminal customer will submit the vessel schedule via fax or email.

Confirmation - 997

The 997 is being returned upon receipt of an EDI message.

It should include if the EDI message was processed or not and what the errors were.

EDI format errors are those that prevent the EDI message and data from being processed by the A.P.M. TERMINALS NAM EDI Translation Applications. When an EDI message has errors in format or segment data requirements, the message suspends in the translation process. A suspended message has failed to meet the minimum format requirements established for that message type. A.P.M. TERMINALS NAM uses the ISA Committee standards for ANSI messages and UNEDIFACT, (ITIGG and SMDG) for EDIFACT message types.

A.P.M. TERMINALS NAM EDI personnel will monitor suspended messages for both incoming and outgoing data. The EDI team will review any suspended messages. They will attempt to make corrections to format issues in an effort to pass the message successfully through the translator. Maersk Sealand personnel are responsible for reviewing all suspended messages, and providing feedback to EDI trading partners regarding translator and standards errors and inconsistencies.

Error Handling

This section describes the error handling roles and responsibilities for established EDI Trading Partners, as well as systems and processes for error correction.

APMT – Horizon Lines	7

•	EDI Format Errors – Errors with EDI Standards, syntax, translation

EDI format errors are those that prevent the EDI message and data from being processed through the EDI Translation Application. This includes errors that do not adhere to EDI Standards, syntax issues and translation issues.

When an EDI message has errors in format or segment data requirements, the message suspends in the translation process.

We will indicate the error back to the partner within the 997. The partner should look into the process further to determine why the message error in the first place.

Our translator checks all outbound messages to our partners for syntax related issues prior to transmission.

A.P.M. TERMINALS NAM uses the ISA Committee Implementation Guidelines for ANSI x l2 messages and UNEDIFACT, (ISA works with ITIGG and SMDG committees) message types.

Our EDI personnel monitor suspended messages for both incoming and outgoing data. The EDI team will review suspended messages. They will attempt to make corrections to format issues in an effort to pass the message successfully through the translator. We will provide feedback to the EDI trading partners regarding translator and standards errors and inconsistencies.

EDI format errors contact:

Roger Zunino - Manager of Terminal eCommerce

(704) 571-2749

NAMPROEDI.TRM@MAERSK.COM

•	Express EDI Errors -

Message can error within Express even if they pass the above mentioned syntax. This may be due to, for example:

•	A booking message being sent without a previously defined vessel, voyage, port rotation within Express.

•	An import release message being sent without a previously posted manifest.

At each terminal location we have a person that monitors their respective EDI queue for errors and corrects the issues.

Presentation and timeline to be reviewed and agreed to.

•	Terminal customers are to provide equivalent procedures and notify A.P.M. TERMINALS NAM for their respective counter-parts for review of EDI errors

Express EDI errors contact:

APMT – Horizon Lines	8

Niels Hansen—APMT eCommerce

(704) 571-2093

NAMTRMSYS@APMTERMINALS.COM

Terminal Customer Contacts:

System Access and Training

A.P.M. TERMINALS NAM can provide connectivity and system access for each Express location. Access is limited to two user-id’s per location. Training will be done locally. Documentation on Express can be provided.

APM Terminals Web Site—Reports

Customers will be able to pull reports via the A.P.M. Terminals web site.

HTTP://WWW.APMTERMINALS.COM

Access can be obtained by:

•	Accessing above site and clicking on Reports.
•	Create your user-id and password. Follow instructions on the screen.
•	Contact a local APM Terminal Customer Service Rep. Have them activate your user-id in the system. They can assist with questions you may have on the reports.

Reports that can be pulled include:

•	Equipment History
•	Import Equipment Release Status
•	Booking Inquiry
•	Daily Gate Transactions
•	Scheduled Vessel Load List
•	Historic Vessel Load List
•	Historic Vessel Discharge List
•	Yard Inventory
•	Dwell Time
•	Vessel Schedule
•	Equipment on Hold

APMT-Horizon Lines	9	04/20/04

APPENDIX III

Exchange Agreement

Information Exchange Requirements

APM Terminals NAM

And

Terminal Customers

A.P.M. TERMINALS NAM email: NAMTRMSYS@APMTERMINALS.COM

Terminal Partner Information Exchange Agreement

Introduction

These guidelines have been developed to communicate the information exchange, both EDI and report requirements, and related operating procedures to support business processes between A.P.M. Terminals NAM and the terminal customers utilizing its terminals.

Responsible Parties

•	Terminal Customer:

A shipping line that utilizes A.P.M. Terminals NAM services to support the liner’s equipment, vessel, and cargo handling operation.

•	A.P.M. Terminals NAM:

North American affiliate of A.P.M. Terminals. A terminal operating company.

•	NAMTRMSYS:

I.T. team within A.P.M. Terminals responsible for managing EDI trading partner implementations between A.P.M. Terminals and its customers. Email: NAMTRMSYS@APMTERMINALS.COM

•	Maersk Data:

A.P.M. Terminals NAM I.T. Service Provider. Provides technical support for development and maintenance of EDI activity.

•	Navis:

Provider of terminal Software Solutions such as Express and Sparcs

•	Value Added Networks (VANS):

We primarily utilize GEIS.

More emphasis is being placed on sending/receiving the files via FTP.

Each party is responsible for their own mailbox cost is applicable.

Systems

A.P.M. Terminals NAM

•	Terminal Operating System:

•	Express - the core operating system and database utilized to record information about terminal customers shipments.

•	Sparcs - a graphical interface to Express used by the Stevedore to manage Vessel, Rail, and Yard activity. It can not be accessed by the client.

•	EDI Processing System - A.I. Enterprise

Terminal Customer:

To better understand how data flows between A.P.M. TERMINALS NAM and it’s clients, we request each terminal customer discuss the below systems/processes and how they impact the supply of information within the data relationship.

• Export Booking
• Load List
• Import Manifest
• Import Release
• Vessel Schedules

• Equipment Management - Fleet File
• Vessel Bay Plan
• EDI Processing System
• Hazardous Cargo

EDI Communications

•	VAN

•	FTP (file transfer process)

•	Email/Email attachment

•	Internet Email

Electronic Data Interchange (EDI)

EDI is the primary means to communicate information. The following lists principle messages used between terminal customer and A.P.M. TERMINALS NAM

We adhere and follow the recommended Implementation Guidelines as have been established by the ISA (Information Systems Agreement).

Booking information Implementation	-	ANSI xl2 - 301 v. 4010, ISA

Manifest information Implementation	-	ANSI xl2 - 310 v. 4010, ISA

Release information Implementation	-	ANSI xl2 - 315 v. 4010, ISA

Equipment moves Implementation	-	ANSI xl2 - 322 v. 4010, ISA

Stow plan	-	UN/EDIFACT BAPLIE, SMDG v.2 ANSI x12 - 324 v.4010, ISA

Implementation

Hazardous Pre-Advise	-	UNEDIFACT COPARN, SMDG v.2

Load List	-	UN/EDIFACT COPRAR, SMDG v.2

Fleet File	-	As agreed upon Flat File format

Vessel Schedule	-	UN/EDIFACT IFTSAI, SMDG v.2

For EDI to be effective, information needs to be delivered in a timely manner.

APMT – Horizon Lines	1

We require our terminal customers to deliver booking and import cargo releases within a half hour of capture within the terminal customer’s application. This will assist us in providing timely deliver of equipment at the gate.

We will deliver equipment moves within an hour of the equipment movement being recorded within Express.

We have a process for detecting and handling and a process for notifying the Line. To resolve errors, either EDI or content, the examples must be documented and shared.

For the 301, 310 and 315 messages, A.P.M. TERMINALS NAM has a Message Routing Facility (The Splitter). Therefore, a single mailbox address can be used by the terminal customer to interact with multiple terminal facilities. The splitter will direct messages to the appropriate facility based upon an agreed predefined standard between the terminal customer and A.P.M. TERMINALS NAM

For example, a terminal customer doing business with A.P.M. TERMINALS NAM terminals in Newark, Norfolk, and Charleston can send a 310 and 315 to a single address/mailbox. The Splitter will route the messages to the appropriate terminal based on predetermined location information included in the EDI message.

Booking Information - 301

The terminal customer will send a 301 to A.P.M. TERMINALS NAM to enable able us to release empty equipment and receive full equipment for export.

We require our terminal customers to deliver booking and import cargo releases within a half hour of capture within the terminal customer’s application. This will assist us in providing timely deliver of equipment at the gate. Real time data exchange should be the established target.

The terminal customer must provide a tentative vessel schedule and accompanying updates in advance of sending any booking records.

We must receive a 301 when a booking is made or changed.

Specific attention should be discussed as to how the terminal customer and A.P.M. TERMINALS NAM will handle new, rolled, split over two vessels, cancelled and reinstated bookings.

Each partner’s business and system process is to be detailed, described and documented.

Areas for Discussion:

•	A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 301.

APMT – Horizon Lines	2

•	A.P.M. TERMINALS NAM has an error handling process for the 301 if the booking does not make it successfully into Express. This should be reviewed with the terminal customer.

•	The line and terminal must outline how long on average a received 301 will take to post within Express once received.

•	The terminal customer must describe their processing of rolled and split bookings.

•	The terminal customer must describe their processing of revisions and cancellation.

•	What triggers will be utilized to send a 301 to A.P.M. TERMINALS NAM?

•	Can the terminal customer determine the targeted terminal location that the message should be sent versus A.P.M. TERMINALS NAM having to determine it?

Import Manifest - 310

An Import Cargo Manifest will be communicated to the A.P.M. TERMINALS NAM using a 310 message. The cargo manifest will be presented to the terminal partner for any vessel that contains that terminal customer’s cargo, whether the vessel is operated by that terminal customer or another VSA partner. A.P.M. TERMINALS NAM will utilize the manifest to build the profile on the inbound equipment and subsequently post releases.

We require our terminal customers to deliver the manifest at least 24 hours prior to vessel call and prior to any subsequent import cargo releases being sent for that vessel.

Areas for Discussion:

•	A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 310.

•	A.P.M. TERMINALS NAM has a process to post a Manifest. The terminal customer must advise how long in advance to vessel call will they be able to send the manifest.

•	A.P.M. TERMINALS NAM has an error correction process for the manifest when it does not post.

•	What triggers will be utilized to send a 310 to A.P.M. TERMINALS NAM?

•	Can the terminal customer determine which messages must be sent to each location versus A.P.M. TERMINALS NAM having to determine it?

Import Release - 315

Once the Import Cargo Manifest has been sent to the A.P.M. TERMINALS NAM, the terminal customer will send Import Release messages.

The release can be conveyed by one of two methods:

•	Equipment Number

The terminal customer determines when the equipment can move based upon receiving a prior release from US Customs (released at port, moving

APMT – Horizon Lines	3

in bond) and the terminal customers Line Release requirements have been satisfied. Simply a 315 message would be sent indicating either a container can “Go or can not Go” irregardless of the number of bills within the container.

•	Bill of Lading

The terminal customer will have to send ALL appropriate release records via the 315 to A.P.M. TERMINALS NAM Once both the Customs release and Line release have been satisfied for all bills within the container, the container will be allowed to exit the facility.

A.P.M. TERMINALS NAM prefers to receive the import release by container as it reduces the number of messages being passed versus by bill of lading. This will reduce transmission cost between the two organizations.

Areas for Discussion:

•	The A.P.M. TERMINALS NAM will return a 997 indicating receipt of the 315.

•	Determination if the release will be sent by container or by bill of lading.

•	Review of how long it takes to post a 315 to it’s internal application from the time it’s first recorded as released in the terminal customer’s application to once it’s received in Express.

•	Review the error handling process for a 315 that does not post.

Equipment Events - 322

A.P.M. TERMINALS NAM will provide, via EDI, all appropriate equipment activities latest 1 hour after being recorded in Express.

All equipment, owned or operated, by the terminal customer can be reported. This includes sending EDI for the terminal customer’s owned equipment being operated by another shipping line.

All equipment, regardless of owner or operator, that is loaded, discharged or shifted on that terminal customer’s operated vessel will be reported to that terminal customer.

The terminal customer has the option to maintain their trucker’s trucking codes in Express. This tool will allow only truckers in “good standing” to pick-up equipment at A.P.M. TERMINALS NAM facilities.

All Terminal Partners providing Terminal Facilities will send equipment events using EDI message ANSI x12 322 v.4010, ISA Implementation.

Records that can be reported:

•	Gate Out, Empty, Bare Chassis, Import, Export

•	Gate In, Empty, Bare Chassis, Import, Export

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•	Vessel Load

•	Vessel Shift

•	Vessel Discharge

•	Update (to be reviewed and agreed upon with customer)

Areas for Discussion:

•	The terminal customer will return a 997 indicating receipt of the 322.

•	Review and outline how long on average it takes them to generate a 322 once the transaction is captured in Express.

•	The sequence of events will be reported chronologically.

Stow Plan

The terminal customer that operates the vessel will transmit an electronic bay plan, BAPLIE or 324, via EDI to A.P.M. TERMINALS NAM 24 hours prior to vessel arrival at that facility. The BAPLIE will communicate stowage information for the vessel. The terminal will use this information in planning discharge, loading and yard operations associated with the vessel call. The Discharge, Shift and Load activity can be transmitted back to the terminal customer the 322 messages.

When vessel operations are complete A.P.M. TERMINALS NAM can generate and transmit a BAPLIE message back to the vessel operator. This BAPLIE will include the latest stowage information for the vessel following the completion of discharge, shift and load operations at that facility. The final stowage can be generated Two hours after vessel departure.

The BAPLIE or 324 file does not replace the need for a 310 manifest. An EDI Bay Plan will be required by the vessel operator and by each of the lines discharging cargo at that port. Example: If a vessel is arriving at a A.P.M. TERMINALS NAM facility and there are 4 different shipping lines carrying cargo on that vessel, A.P.M. TERMINALS NAM would expect to receive a BAPLIE or 324 file from the vessel operator indicating complete stowage of the vessel and a 310 manifest from each of the 4 shipping lines reflecting their respective cargo onboard this vessel.

Areas for Discussion:

•	The BAPLIE file can replace 322 for vessel activity.

•	A.P.M. TERMINALS NAM and the terminal customer will return a 997 indicating receipt of the BAPLIE or 324 file received.

•	The BAPLIE file submitted to the terminal does not replace the need for the equipment operator to send an import manifest unless the line is not sending import releases.

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Container Hazardous Cargo Pre-Advise - COPARN

A.P.M. TERMINALS NAM is interested in receiving information about hazardous shipments via EDI. Our goal is decrease trucker wait time at the gate, increase visibility on hazardous information about shipments prior to their entering the terminal and improve the information flow of hazardous information about shipments back to the line.

This can be accomplished in one of two ways.

1.	The line can send a pre-advise message (COPARN) to A.P.M. Terminals which will in effect contain all information regarding the shipment in terms of the hazardous commodity inside.

2.	The line can instruct shippers, truckers or the warehouse to fax the paperwork to A.P.M. Terminals prior to the truck arriving the terminal. This should be done 1 hour prior to arrival to ensure the driver is not delayed. A.P.M. Terminals NAM will then in turn image the document and systematically create a COPARN message that will be sent to our local terminal. The imaged document will be available on line via the web for the line. Documents can be retrieved via a multitude of ways inclusive for a whole vessel.

Paperwork will not be collected at the gate nor forwarded to the line.

This process is now being rolled out.

Load List – COPRAR

A.P.M. TERMINALS NAM is interested in receiving a Load List via EDI. No A.P.M. TERMINALS NAM terminal customers are yet able to provide this information electronically. Given ample notice, A.P.M. TERMINALS NAM will move forward with this EDI process.

Until this time the terminal customer will submit the Load List via fax or email.

Equipment Fleet File

To provide our customer’s top notch service, it is suggested that the terminal customer present to A.P.M. TERMINALS NAM the units and their attributes via electronic file format.

•	A complete equipment inventory should be provided periodically. This includes container, chassis and gensets.

•	A file should be presented daily that indicates changes that occurred in the terminal customer’s fleet file from the previous day.

For example:

•	Equipment that was on-hired yesterday should be included in the daily file.

•	Equipment that was operated by the terminal customer and now back in the possession of the true equipment owner.

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A.P.M. TERMINALS NAM will provide the specifications on the file format.

The terminal customer to outline any and all VSA sharing agreements inclusive of equipment sharing. The impact and expectations of the terminal customer must be FULLY outlined. For example: a terminal customer shares equipment with another line. These two lines have an agreement that they can or can not return equipment to each other at specific points.

Vessel Schedule - IFTSAI

A.P.M. TERMINALS NAM is interested in receiving a vessel schedule via EDI. No A.P.M. TERMINALS NAM terminal customers are yet able to provide this information electronically. Given ample notice, A.P.M. TERMINALS NAM will move forward with this EDI process.

Until this time the terminal customer will submit the vessel schedule via fax or email.

Confirmation - 997

The 997 is being returned upon receipt of an EDI message.

It should include if the EDI message was processed or not and what the errors were.

EDI format errors are those that prevent the EDI message and data from being processed by the A.P.M. TERMINALS NAM EDI Translation Applications. When an EDI message has errors in format or segment data requirements, the message suspends in the translation process. A suspended message has failed to meet the minimum format requirements established for that message type. A.P.M. TERMINALS NAM uses the ISA Committee standards for ANSI messages and UNEDIFACT, (ITIGG and SMDG) for EDIFACT message types.

A.P.M. TERMINALS NAM EDI personnel will monitor suspended messages for both incoming and outgoing data. The EDI team will review any suspended messages. They will attempt to make corrections to format issues in an effort to pass the message successfully through the translator. Maersk Sealand personnel are responsible for reviewing all suspended messages, and providing feedback to EDI trading partners regarding translator and standards errors and inconsistencies.

Error Handling

This section describes the error handling roles and responsibilities for established EDI Trading Partners, as well as systems and processes for error correction.

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•	EDI Format Errors – Errors with EDI Standards, syntax, translation EDI format errors are those that prevent the EDI message and data from being processed through the EDI Translation Application. This includes errors that do not adhere to EDI Standards, syntax issues and translation issues.

When an EDI message has errors in format or segment data requirements, the message suspends in the translation process.

We will indicate the error back to the partner within the 997. The partner should look into the process further to determine why the message error in the first place.

Our translator checks all outbound messages to our partners for syntax related issues prior to transmission.

A.P.M. TERMINALS NAM uses the ISA Committee Implementation Guidelines for ANSI x l2 messages and UNEDIFACT, (ISA works with ITIGG and SMDG committees) message types.

Our EDI personnel monitor suspended messages for both incoming and outgoing data. The EDI team will review suspended messages. They will attempt to make corrections to format issues in an effort to pass the message successfully through the translator. We will provide feedback to the EDI trading partners regarding translator and standards errors and inconsistencies.

EDI format errors contact:

Roger Zunino - Manager of Terminal eCommerce

(704) 571-2749

NAMPROEDI,TRM@MAERSK.COM

•	Express EDI Errors -

Message can error within Express even if they pass the above mentioned syntax. This may be due to, for example:

•	A booking message being sent without a previously defined vessel, voyage, port rotation within Express.

•	An import release message being sent without a previously posted manifest.

At each terminal location we have a person that monitors their respective EDI queue for errors and corrects the issues.

Presentation and timeline to be reviewed and agreed to.

•	Terminal customers are to provide equivalent procedures and notify A.P.M. TERMINALS NAM for their respective counter-parts for review of EDI errors

Express EDI errors contact:

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        Niels Hansen- APMT eCommerce

(704)571-2093

NAMTRMSYS@APMTERMINALS.COM

Terminal Customer Contacts:	______________________________________________

______________________________________________

System Access and Training

A.P.M. TERMINALS NAM can provide connectivity and system access for each Express location. Access is limited to two user-id’s per location. Training will be done locally. Documentation on Express can be provided.

APM Terminals Web Site - Reports

Customers will be able to pull reports via the A.P.M. Terminals web site.

HTTP://WWW.APMTERMINALS.COM

Access can be obtained by:

•	Accessing above site and clicking on Reports.

•	Create your user-id and password. Follow instructions on the screen.

•	Contact a local APM Terminal Customer Service Rep. Have them activate your user-id in the system. They can assist with questions you may have on the reports.

Reports that can be pulled include:

•	Equipment History

•	Import Equipment Release Status

•	Booking Inquiry

•	Daily Gate Transactions

•	Scheduled Vessel Load List

•	Historic Vessel Load List

•	Historic Vessel Discharge List

•	Yard Inventory

•	Dwell Time

•	Vessel Schedule

•	Equipment on Hold

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Appendix IV with attached Appendix A: “17-apx4 oak working procedures2.doc”

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APPENDIX V

PERCENTAGE OF LABOR AND NON LABOR ITEMS IN EACH RATE

FOR USE WITH ESCALATION CLAUSE

	Elizabeth	Jacksonville		New Orleans		Houston		Los Angeles		Oakland		Tacoma
1. Base Lift rate
labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
wharfage								*	**	*	**

2. reefer differential
labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

3. Monitoring/Electrical
labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

4. standby/guarantee overtime/extra labor heavy lifts gang hour rates
labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

5. overtime gate charges
Labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

6. Extra Gate Moves
Labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

7. Mounting/Grounding
Labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

8. drayage
Labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

9. equipment rental
Labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**
non labor adjustment	***	*	**	*	**	*	**	*	**	*	**	*	**

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

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10. extra labor rates
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

11. CFS rates
	Elizabeth	Jacksonville	New Orleans	Houston	Los Angeles	Oakland	Tacoma
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

12. line handling
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

13. OTR full containers
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

14. storage empty cnts
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

15. bundling chassis
Labor adjustment	***	***	***	***	***	***	***
non labor adjustment	***	***	***	***	***	***	***

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***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.